EXHIBIT 99.2

WEINGARTEN REALTY

People-to-People.Coast-to-Coast.

SAFEWAY

KROGER

Supplemental Financial Information

THE HOME DEPOT

SuperTARGET

publix
FOOD & PHARMACY

Quarter ended December 31, 2010

2600 Citadel Plaza Dr, Ste 125 <> Houston, Texas 77008 <> 800.688.8865

Table of Contents	Page No.

Corporate Profile	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Supplemental Financial Data	5
Funds from Operations
Recurring Funds from Operations
Dividends
General and Administrative Expenses
Supplemental Income Statement Detail	6
Rentals, net
Fee Income From Real Estate Joint Ventures and Partnerships
Interest Expense, net
Interest Income and Other Income, net
Supplemental Analyst Information
Net Operating Income Including Joint Ventures
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Supplemental Balance Sheet Detail	7
Property
Straight Line Rent Receivable
Other Assets, net
Other Liabilities, net
Identified Intangible Assets and Liabilities
Capitalization and Coverage Ratios	8
Common Share Data
Capitalization
Capital Availability
Coverage Ratios
Net Debt to Adjusted EBITDA
Credit Ratings

Investment Activity
New Development Properties (by Stabilization)	10
Land Held for Development	11
Disposition and Acquistion Summary	12
Property Investment Summary	13

Summary of Debt
Debt Information	15
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Weighted Average Interest Rates
Schedule of Maturities	16

Joint Ventures
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%	18
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share	19
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	20
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships	21

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	23
Portfolio Operating Information	24
Lease Expirations
Leasing Activity - Signed Leases
Occupancy
Same Property Net Operating Income Growth
Total Net Operating Income by Geographic Region	25
Average Base Rents by CBSA	26 - 28

Property Listing	30 - 43

Other Topics of Interest
Supplemental Leasing Information	45
2011 Business Plan Assumptions	46

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of December 31, 2010, we owned or operated under long-term leases, interests in 383 developed income-producing properties and 9 new development properties (including 6 which are income-producing), which are located in 23 states that span the United States from coast to coast.  Included in the portfolio are 312 shopping centers, 77 industrial projects, and 3 other operating properties.  Our interests in these properties aggregated approximately 44.6 million square feet of leasable area.  Our properties were 91.9% leased as of December 31, 2010, and historically our portfolio occupancy rate has never  been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements

This prospectus supplement and the accompanying prospectus, including documents incorporated by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company's intentions, beliefs, expectations or projections of the future. It is important to note that the company's actual results could differ materially from those projected in such forward-looking statements.  Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) changes in expected development activity, (ix) increases in operating costs, (x) tax matters, including failure to qualify as a real estate investment trust, could have adverse consequences and (xi) investments through real estate joint ventures and partnerships involve risks not present in investments in which we are the sole investor.  Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures

The National Association of Real Estate Investment Trusts defines funds from operations ("FFO") as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships.  We calculate FFO in a manner consistent with the NAREIT definition.  Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself.  There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.  FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity.  FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

		Three Months Ended
		December 31,		Twelve Months Ended December 31,
		2010	2009	2010	2009	2008	2007	2006

	Revenues:
	Rentals, net	$136,711	$136,454	$540,754	$554,014	$578,859	$547,949	$494,609
	Other	3,020	5,712	13,913	17,974	13,788	13,150	6,656
	Total	139,731	142,166	554,667	571,988	592,647	561,099	501,265

	Expenses:
	Depreciation and amortization	39,661	36,392	151,101	147,877	149,795	122,228	111,617
	Operating	28,591	27,626	105,745	102,936	113,472	99,586	81,765
	Real estate taxes, net	15,945	16,196	64,921	70,668	70,608	64,347	58,354
	Impairment loss	12,315	2,209	33,317	34,983	52,539
	General and administrative	5,897	6,732	25,000	25,930	25,761	26,979	23,801
	Total	102,409	89,155	380,084	382,394	412,175	313,140	275,537

	Operating Income	37,322	53,011	174,583	189,594	180,472	247,959	225,728
	Interest Expense, net	(37,032)	(37,960)	(148,794)	(153,207)	(156,318)	(156,248)	(148,052)
	Interest and Other Income, net	2,920	2,923	9,825	11,427	4,333	8,483	9,043
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	3,568	2,765	12,889	5,548	12,196	19,853	14,655
	(Loss) Gain on Redemption of Convertible Senior Unsecured Notes			(135)	25,311	12,961
	Gain on Land and Merchant Development Sales		69		18,688	8,342	16,385	7,166
	(Provision) Benefit for Income Taxes	(85)	702	(240)	(6,337)	10,220	(4,073)	(1,366)
	Income from Continuing Operations	6,693	21,510	48,128	91,024	72,206	132,359	107,174
	Operating (Loss) Income from Discontinued Operations		(7)	12	3,221	11,669	20,234	33,079
	Gain on Sale of Property from Discontinued Operations		48,380	618	55,765	68,722	83,659	145,494
	Income from Discontinued Operations		48,373	630	58,986	80,391	103,893	178,573
	Gain on Sale of Property	1,512	12,892	2,480	25,266	1,998	4,086	22,493
	Net Income	8,205	82,775	51,238	175,276	154,595	240,338	308,240
Less:	Net Income Attributable to Noncontrolling Interests	(1,939)	(1,280)	(5,032)	(4,174)	(8,943)	(10,237)	(6,414)
	Net Income Adjusted for Noncontrolling Interests	6,266	81,495	46,206	171,102	145,652	230,101	301,826
	Preferred Share Dividends	(8,869)	(8,869)	(35,476)	(35,476)	(34,711)	(25,375)	(10,101)
	Redemption Costs of Preferred Shares					(1,850)
	Net (Loss) Income Attributable to Common Shareholders	$(2,603)	$72,626	$10,730	$135,626	$109,091	$204,726	$291,725
	Earnings Per Common Share - Basic	$(0.02)	$0.61	$0.09	$1.24	$1.29	$2.39	$3.33
	Earnings Per Common Share - Diluted	$(0.02)	$0.60	$0.09	$1.23	$1.28	$2.35	$3.24

(a)	See Page 19 for the Company's pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,	December 31,
	2010	2009
ASSETS

Property	$4,777,794	$4,658,396
Accumulated Depreciation	(971,249)	(856,281)
Property, net	3,806,545	3,802,115

Investment in Real Estate Joint Ventures and Partnerships, net (a)	347,526	315,248
Total	4,154,071	4,117,363

Notes Receivable from Real Estate Joint Ventures and Partnerships	184,788	317,838
Unamortized Debt and Lease Costs, net	116,437	103,396
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $10,137 in 2010 and $10,380 in 2009)	95,859	96,372
Cash and Cash Equivalents	23,859	153,584
Restricted Deposits and Mortgage Escrows	10,208	12,778
Other, net	222,633	89,054
Total	$4,807,855	$4,890,385

LIABILITIES AND EQUITY

Debt, net	$2,589,448	$2,531,847
Accounts Payable and Accrued Expenses	126,767	137,727
Other, net	111,383	114,155
Total	2,827,598	2,783,729

Commitments and Contingencies

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2010 and 2009; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2010 and 2009; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2010 and 2009; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 120,492 in 2010 and 120,098 in 2009	3,630	3,615
Accumulated Additional Paid-In Capital	1,969,905	1,958,975
Net Income Less Than Accumulated Dividends	(151,780)	(37,350)
Accumulated Other Comprehensive Loss	(21,774)	(23,958)
Shareholders' Equity	1,799,989	1,901,290
Noncontrolling Interests	180,268	205,366
Total Equity	1,980,257	2,106,656
Total	$4,807,855	$4,890,385

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 19 for additional information.

Weingarten Realty Investors
Supplemental Financial Data
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Funds from Operations
Numerator:
Net (loss) income attributable to common shareholders	$(2,603)	$72,626	$10,730	$135,626
Depreciation and amortization	37,944	34,765	143,393	144,211
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	5,290	5,018	20,085	18,433
(Gain) on sale of property	(1,494)	(61,270)	(3,069)	(81,006)
Loss (gain) on sale of property of unconsolidated real estate joint ventures and partnerships			1	(4)
Funds from Operations - Basic	39,137	51,139	171,140	217,260
Funds from operations attributable to operating partnership units		461
Funds from Operations - Diluted	39,137	51,600	171,140	217,260
Adjustments for Recurring FFO:
Loss (gain) on redemption of convertible senior unsecured notes			135	(25,311)
Impairment loss, net of tax	12,315	2,947	33,432	49,082
Write-off of miscellaneous receivables				660
Acquisitions costs	241		399
(Gain) on land and merchant development sales	(104)	(69)	(195)	(18,688)
Recurring Funds from Operations - Diluted	$51,589	$54,478	$204,911	$223,003

Denominator:
Weighted average shares outstanding - Basic	120,044	119,515	119,935	109,546
Effect of dilutive securities:
Share options and awards		857	845	632
Operating partnership units		1,790
Weighted average shares outstanding - Diluted	120,044	122,162	120,780	110,178

Funds from Operations per Share - Basic	$0.33	$0.43	$1.43	$1.98

Funds from Operations Per Share - Diluted	$0.33	$0.42	$1.42	$1.97
Adjustments for Recurring FFO per share:
Loss (gain) on redemption of convertible senior unsecured notes			-	(0.23)
Impairment loss, net of tax	0.10	0.03	0.28	0.45
Write-off of miscellaneous receivables				-
Acquisitions costs	-		-
(Gain) on land and merchant development sales	-	-	-	(0.17)
Recurring Funds from Operations Per Share - Diluted	$0.43	$0.45	$1.70	$2.02

Dividends
Common Dividends per Share	$0.260	$0.250	$1.040	$1.275

Common Dividends Paid as a % of Funds from Operations	80.0%	58.6%	73.1%	62.5%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.2%	4.7%	4.5%	4.5%

General and Administrative Expenses/Total Assets before Depreciation	0.10%	0.12%	0.43%	0.45%

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Rentals, net
Base minimum rent, net	$105,348	$106,710	$416,645	$427,608
Straight line rent	970	1,383	6,974	7,358
Over/Under-market rentals, net	448	533	1,654	2,564
Percentage rent	1,724	1,854	5,076	5,587
Tenant reimbursements	28,221	25,974	110,405	110,897
Total	$136,711	$136,454	$540,754	$554,014

Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,740	$1,529	$6,924	$6,193
Non-Recurring			30	63
Total	$1,740	$1,529	$6,954	$6,256

Interest Expense, net
Interest paid or accrued	$37,735	$39,651	$153,081	$161,015
Over-market mortgage adjustment of acquired properties, net	(563)	(972)	(3,073)	(4,061)
Amortization of convertible bond discount	536	543	2,191	4,969
Gross interest expense	37,708	39,222	152,199	161,923
Capitalized interest	(676)	(1,262)	(3,405)	(8,716)
Total	$37,032	$37,960	$148,794	$153,207

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$945	$1,520	$4,258	$4,758
Deferred compensation interest income	951	576	1,610	3,160
Other	1,024	827	3,957	3,509
Total	$2,920	$2,923	$9,825	$11,427

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$139,731	$142,166	$554,667	$571,988
Operating expense	(28,591)	(27,626)	(105,745)	(102,936)
Real estate taxes	(15,945)	(16,196)	(64,921)	(70,668)
Total	95,195	98,344	384,001	398,384

Net Operating Income from Discontinued Operations		1,037	19	11,619

Minority Interests Share of Net Operating Income and Other Adjustments	(6,617)	(6,036)	(25,524)	(23,680)
Pro rata Income From Consolidated Ventures	88,578	93,345	358,496	386,323

Pro rata share of Unconsolidated Joint Ventures
Revenues	16,342	14,436	60,196	55,205
Operating expense	(2,970)	(2,941)	(10,469)	(10,601)
Real estate taxes	(1,983)	(1,556)	(7,460)	(6,566)
Total	11,389	9,939	42,267	38,038

Net Operating Income including Joint Ventures	$99,967	$103,284	$400,763	$424,361

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income (loss) from unconsolidated real estate joint ventures and partnerships	$2,323	$1,248	$8,109	$(495)
Intercompany fee income reclass	1,386	1,612	5,745	6,196
Other adjustments	(141)	(95)	(965)	(153)
Equity in earnings of real estate joint ventures and partnerships, net	$3,568	$2,765	$12,889	$5,548

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2010	2009
Property
Land	$925,497	$896,010
Land held for development	170,213	182,586
Land under development	22,967	32,709
Buildings and improvements	3,610,889	3,437,578
Construction in-progress	48,228	109,513
Total	$4,777,794	$4,658,396

Straight Line Rent Receivable	$57,941	$51,465

Other Assets, net
Notes receivable and mortgage bonds, net	$76,716	$45,922
Debt service guaranty asset	97,000
Non-qualified benefit plan assets	15,059	13,897
Out-of-market rentals, net	6,318	5,807
Deferred income tax asset	11,869	11,434
Interest rate derivative	7,192	2,601
Other	8,479	9,393
Total	$222,633	$89,054

Other Liabilities, net
Deferred revenue	$21,136	$18,806
Non-qualified plan benefit liabilities	41,388	37,205
Deferred income tax payable	6,149	6,993
Out-of-market rentals, net	14,083	15,157
Interest rate derivative	108	4,634
Other	28,519	31,360
Total	$111,383	$114,155

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$16,825	$17,278
Above-market leases - Accumulated Amortization	(10,507)	(11,471)
Below-market assumed Mortgages (included in Debt, net)	5,722	2,072
Below-market assumed Mortgages - Accumulated Amortization	(1,157)	(805)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	71,272	57,610
Valuation of in place leases - Accumulated Amortization	(35,984)	(32,361)
Total	$46,171	$32,323

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$37,668	$36,951
Below-market leases - Accumulated Amortization	(23,585)	(21,794)
Above-market assumed mortgages (included in Debt, net)	48,149	52,171
Above-market assumed mortgages - Accumulated Amortization	(31,288)	(31,329)
Total	$30,944	$35,999

Weingarten Realty Investors
Capitalization and Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2010		2009

Common Share Data
Closing Market Price	$23.76		$19.79

Dividend Yield	4.38%		5.05%

90-Day, Average Daily Trading Volume	1,109,792		1,407,967

Capitalization (As reported)
Debt	$2,589,448		$2,531,847
Preferred Shares	497,500		497,500
Common Shares at Market	2,862,890		2,376,739
Operating Partnership Units at Market	39,085		33,445
Total Market Capitalization	$5,988,923		$5,439,531

Debt to Total Market Capitalization	43.2%		46.5%

Capitalization (Pro rata)
Debt	$2,521,278		$2,486,535
Preferred Shares	497,500		497,500
Common Shares at Market	2,862,890		2,376,739
Operating Partnership Units at Market	39,085		33,445
Total Market Capitalization	$5,920,753		$5,394,219

Debt to Total Market Capitalization	42.6%		46.1%

Capital Availability
Revolving Credit Facility	$500,000		$575,000
Less:
Balance Outstanding Under Revolving Credit Facility
Outstanding Letters of Credit Under Revolving Facility	52,401		7,185
Unused Portion of Credit Facility	$447,599		$567,815

Coverage Ratios (at Pro rata Share trailing 4 quarters)
Fixed Charge Coverage	2.07	x	2.19	x
Interest Coverage	2.47	x	2.61	x
Debt Service Coverage	2.33	x	2.47	x

Net Debt to Adjusted EBITDA	6.67	x	6.04	x
Debt, net of cash and cash equivalents. EBITDA adjusted for gain/loss on sale of real estate and other non-cash items, primarily impairments.

Credit Ratings	S&P		Moody's
Senior Debt	BBB		Baa2
Preferred Shares	BB+		Baa3
Outlook	Negative		Stable

Investment Activity

Weingarten Realty Investors
New Development Properties (By Stabilization)
As of December 31, 2010
(in thousands at pro rata share, except percentages)

						Total Square				Pro Rata	Pro Rata	Total Estimated			YTD
						Feet of		Percent Leased		Spent	Spent	Investment (2)		Est.	2010
					WRI	Building Area (1)		Net @		Year-To-	Inception	WRI	Gross	Final	Pro Rata
		Center Name	Location	Anchors	Own %	Gross	Net	100%	Gross	Date	to Date	Costs	Costs	ROI %	NOI $

STABILIZED

	1	Clermont Landing Phase 1*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	55.0%	303	80	84.9%	92.8%	$(249)	$14,008	$14,086	$25,611
	2	ClayPoint Distribution Park (Industrial)	Houston, Texas	Pioneer, Packaging Corp. of America	100.0%	359	158	64.1%	84.2%	196	7,737	7,737	7,737
	3	Ridgeway Trace Center Phase 1	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	228	90	100.0%	100.0%	7,451	25,396	27,148	27,148
		Total 2010 Stabilized Properties				890	328	80.0%	91.2%	$7,399	$47,141	$48,971	$60,495	6.7%	$2,395

UNDER DEVELOPMENT

	1	Gardens on Havana*	Aurora (Denver), Colorado	Kohl's, Target, Dick's Sporting Goods, Sprouts	39.8%	427	170	89.5%	89.5%	563	22,992	16,042	40,317
	2	Waterford	Leland (Wilmington), North Carolina	Harris Teeter	100.0%	95	90	88.2%	88.8%	384	13,493	14,274	14,274
		Total 2011 Stabilizations				522	260	89.3%	89.4%	$947	$36,485	$30,316	$54,591	7.0%	$1,781

	1	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	82	82	29.1%	29.1%	3,256	15,494	22,352	22,352
	2	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100.0%	75	63	85.2%	77.4%	3,229	6,522	7,721	7,721
	3	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	24.9%	68.4%	129	13,488	15,023	15,023
	4	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	305	70	35.2%	80.4%	478	16,283	15,243	15,243
	5	Clermont Landing Phase 2*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	55.0%	63	19	33.2%	62.8%	-40	4,335	3,335	6,063
	6	North Towne Plaza	Brownsville, Texas	Lowes#	100.0%	153	36	22.2%	81.7%	210	4,629	6,134	6,134
	7	Riverpoint at Sheridan	Sheridan (Denver), Colorado	Costco #, Target #, Regal Cinema	50.0%	502	86	58.9%	85.9%	1,102	58,338	31,189	62,378
		Total 2012 and Thereafter Stabilizations				1,327	418	45.9%	77.1%	$8,365	$119,090	$100,997	$134,914	6.4%	$80
		Total 9 Properties Under Development (exclusive of phasing)				1,849	678	67.5%	80.6%	$9,312	$155,574	$131,313	$189,505	6.5%	$1,860

								Total EF Investment (from above)				$131,313	$189,505
								Additional Capital to Complete				19,138	21,361
* Unconsolidated Joint Venture								Total Gross Investment to Complete				$150,450	$210,866
# Denotes anchors that are not owned by Weingarten
(1)	Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other and excluding other possible future building area
(2)	Net of anticipated proceeds from land sales and tax incentive financing of approximately $19 million at pro rata share ($21 million at 100%)
Note: Phased properties are counted as one property

Weingarten Realty Investors
Land Held for Development
As of December 31, 2010
(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata

New Development Phased Projects
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh	100.0%	70.6
Highway 17 and Highway 210, Surf City	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston	100.0%	33.7
Decatur at 215 - Las Vegas	100.0%	25.3
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	23.0
US 77 & FM 802, Brownsville, TX	100.0%	21.9
Mississippi at Havana, Aurora - Denver	39.8%	15.4
US Hwy 17 & US Hwy 74/76, Leland	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway, Apple Valley III	50.0%	10.9
Culebra Road and Westwood Loop, San Antonio	100.0%	9.3
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	7.5
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	50.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway, Apple Valley II	50.0%	3.2
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	2.1
SEC Poplar Ave at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		306.0	$95,487	$77,462

Other Raw Land
FM 1957 (Potranco Rd) and FM 211, San Antonio	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta	50.0%	81.6
Shary Road and US Hwy 83, Mission	50.0%	36.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
US Hwy 15-501 & Bruce Wood Rd., Southern Pines, NC	100.0%	24.0
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh	100.0%	11.7
Lon Adams Rd at Tangerine Farms Rd - Tuscan	50.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station	100.0%	9.0
SH 151 & Ingram Rd, San Antonio, TX	66.7%	8.5
Young Pines and Curry Ford Rd, Orange County, Florida - Orlando	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes	100.0%	1.7
Other (2)	100.0%	39.5
Total Raw Land		453.6	$101,296	$72,789

Total Land Held For Development Properties		759.6	$196,783	$150,252

(1)	Net of impairment adjustments and valuation adjustments due to consolidation of joint ventures made in 2008, 2009 and 2010
(2)	Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.

Note:	Land costs account for $154.4 million of total investment at 100%, $118.0 million at pro rata share.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended December 31, 2010
(in thousands at pro rata share)

		Sq. Ft. of			Weighted
		Bldg. Area	Date	Sales	Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Dispositions

1st Quarter
Crestview - Pad	Houston, TX	-	2/17/10
Jess Ranch Marketplace - Bank of America *	Apple Valley, CA	5	3/22/10
Tate's Creek Centre - McDonald's	Lexington, KY	5	3/25/10

2nd Quarter
Southgate Shopping Center - Controlled Fluids	Beaumont, TX	25	4/15/10
Southgate Shopping Center - Phase II	Beaumont, TX	8	5/20/10
Jess Ranch - Red Robin *	Apple Valley, CA	6	6/15/10

3rd Quarter
Palm Coast Landing - Red Lobster/Olive Garden *	Palm Coast, FL	-	8/6/10

4th Quarter
South Loop Business Park *	Houston, TX	93	11/1/10
Clermont Landing - Buffalo Wild Wings *	Clermont, FL	7	11/3/10
Rock Prairie Marketplace	College Station, TX	-	12/9/10
Shawnee Village - McDonald's	Shawnee, KS	4	12/22/10

Total Dispositions				$18,422	7.50%

			Date	Purchase
			Acquired	Price	Yield

Acquisitions

2nd Quarter
Crosswinds Distribution Center	San Antonio, TX	142	05/26/10

3rd Quarter
Jupiter Business Park	Plano, TX	190	08/10/10
Hope Valley Commons	Durham, NC	81	08/31/10

4th Quarter
Stoneridge Shopping Center *	Moreno Valley, CA	178	10/08/10
Desert Village	Scottsdale, AZ	102	10/28/10
Village Plaza at Bunker Hill *	Houston, TX	491	11/18/10
Edgewater Shopping Cener	Denver, CO	146	11/19/10
Palms of Carrollwood	Tampa, FL	168	12/23/10

Total Acquisitions				$196,036	6.90%

* Unconsolidated real estate joint venture activity

Weingarten Realty Investors
Property Investment Summary
(in thousands at pro rata share)

					Remodels/
		New	Major	Tenant	Existing		Leasing/	All
	Acquisitions	Development	Repairs	Finish	Development (1)		Broker Fees	Other	Total

Quarter Ended 3/31/2010		$5,183	$367	$9,496	$4,386		$4,658	$360	$24,450
Quarter Ended 6/30/2010	$7,809	4,347	2,614	7,183	1,410		4,658	28	28,049
Quarter Ended 9/30/2010	20,515	4,341	4,151	3,729	3,389		4,111	64	40,301
Quarter Ended 12/31/2010	164,807	2,839	6,654	9,148	5,423		5,107	885	194,863
Twelve Months Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608		$18,534	$1,337	$287,662

Year Ended 12/31/2009		71,167	10,469	21,672	23,455		20,600	10,507	157,870
Year Ended 12/31/2008	2,685	193,235	20,570	35,290	37,781	(2)	24,002	8,231	321,793
Year Ended 12/31/2007	565,427	218,239	18,236	29,928	20,751		21,345	13,356	887,282

(1)	Primarily incremental investment on properties formerly classified as new development
(2)	Includes approximately $12 million for costs incurred in 2008 for new development properties moved to land held of development

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		4th Quarter		4th Quarter
	December 31,	Weighted	December 31,	Weighted
	2010	Average Rate (1)	2009	Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$1,123,490	6.36%	$1,197,234	6.55%
7% 2011 Bonds	117,670	7.00%	117,670	7.00%
3.95% Convertible Bonds (2)	129,933	3.95%	131,603	3.95%
8.1% 2019 Notes	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable	918,439	5.51%	959,562	5.64%
Revolving Credit Agreements (3)	80,000	1.75%		0.84%
Industrial Revenue Bonds	1,916	1.38%	2,663	2.33%
Obligations under Capital Leases	21,000	7.44%	23,115	5.55%
Subtotal Consolidated Debt	2,492,448	5.72%	2,531,847	5.93%
Debt Service Guarantee Liability (4)	97,000
Total Consolidated Debt - As Reported	2,589,448	5.72%	2,531,847	5.93%
Less: Noncontrolling Interest	(260,971)		(209,458)
Plus: WRI Share of Unconsolidated Joint Ventures	192,801		164,146
Total Debt - Pro rata Share	$2,521,278	5.75%	$2,486,535	5.96%

				Weighted
		4th Quarter		Average
	Debt	Weighted		Remaining
	Balance	Average Rate (1)	% of Total	Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

As of December 31, 2010
Fixed-rate debt	$2,267,614	6.05%	89.9%	5.69
Variable-rate debt	253,664	3.64%	10.1%	3.62
Total	$2,521,278	5.75%	100.0%	5.48

As of December 31, 2009
Fixed-rate debt	$2,100,080	6.28%	84.5%
Variable-rate debt	386,455	2.76%	15.5%
Total	$2,486,535	5.96%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)

As of December 31, 2010
Secured Debt	$1,119,630	6.43%	44.4%	5.39
Unsecured Debt	1,401,648	5.19%	55.6%	5.55
Total	$2,521,278	5.75%	100.0%	5.48

As of December 31, 2009
Secured Debt	$1,141,875	6.62%	45.9%
Unsecured Debt	1,344,660	5.42%	54.1%
Total	$2,486,535	5.96%	100.0%

	As	Pro rata
	Reported	Share
Weighted Average Interest Rates (1)
Three months ended 12/31/10	5.72%	5.75%
Twelve months ended 12/31/10	5.73%	5.75%
Three months ended 12/31/09	5.93%	5.96%
Twelve months ended 12/31/09	5.59%	5.61%

(1)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on convertible bond repurchases, revolver facility fee, and other loan costs related to financing.
(2)	The convertible bonds, with a face value of $131.3 million, mature August 1, 2026 with a five year option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.
(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 50 and 15 basis points on the total commitment paid quarterly in arrears for fourth quarter 2010 and fourth quarter 2009, respectively. The weighted average revolving interest rate with the facility fee is 8.49% and 3.05% for the fourth quarter 2010 and the fourth quarter 2009, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2010
(in thousands, except percentages)

	As Reported			Pro rata Share
		Weighted			Weighted
		Average			Average		Floating	Fixed
	Maturities	Rate (4)		Maturities	Rate (4)		Rate	Rate	Secured	Unsecured
2011 (1) (2)	$212,264	6.75%		$224,399	6.72%		$2,002	$222,397	$96,764	$127,635
2012	307,598	5.73%		313,434	5.73%		4,887	308,547	130,174	183,260
2013	440,829	6.01%		335,524	5.83%		25,980	309,544	161,933	173,591
2014	387,547	5.47%		405,704	5.49%			405,704	90,704	315,000
2015	248,404	6.30%		216,166	6.08%			216,166	126,166	90,000
2016	209,209	6.42%		229,980	6.24%			229,980	154,980	75,000
2017	142,088	6.85%		160,676	6.44%			160,676	135,676	25,000
2018	64,411	7.18%		25,244	6.40%			25,244	15,674	9,570
2019	153,747	7.94%		157,102	7.35%			157,102	57,102	100,000
2020	3,772	7.60%		64,036	7.70%			64,036	64,036	0
Thereafter (2)	198,177	4.86%		200,797	4.94%			200,797	37,810	162,987
Subtotal	2,368,046			2,333,062			32,869	2,300,193	1,071,019	1,262,043

Revolving Credit Agreements	80,000	1.75%	(5)	80,000	1.75%	(5)	80,000			80,000
Other (3)	141,402			108,216			20,350	87,866	48,611	59,605
Swap Maturities:
2014							50,000	(50,000)
2017							70,445	(70,445)
Total	$2,589,448	5.73%		$2,521,278	5.75%		$253,664	$2,267,614	$1,119,630	$1,401,648

(1)	Includes $1.9 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Thereafter includes $131.3 million of convertible bonds maturing in 2026 which has a 5 year call and put option in 2011.
(3)	Other includes capital leases, ASC 805 " Business Combinations" adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(4)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on convertible bond repurchases, revolver facility fee, and other loan costs related to financing.
(5)	Weighted average revolving interest rate excludes the effect of the facility fee of 50 basis points on the total commitment paid quarterly in arrears.

Joint Ventures

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Condensed Statements of Income	2010	2009	2010	2009

Revenues:
Base minimum rent, net	$37,596	$33,814	$142,807	$125,364
Straight line rent	1,156	1,055	3,311	4,247
Over/Under-market rentals, net	501	846	4,121	5,555
Percentage rent	358	561	903	1,270
Tenant reimbursements	10,235	8,712	37,901	32,447
Other income	1,194	1,346	4,606	5,712
Total	51,040	46,334	193,649	174,595

Expenses:
Depreciation and amortization	15,996	15,316	61,726	56,018
Interest, net	9,516	8,547	36,270	31,017
Operating	9,585	9,773	34,026	33,385
Real estate taxes, net	6,280	5,298	24,288	21,213
General and administrative	1,056	1,171	3,927	5,187
Provision for income taxes	39	42	237	170
Impairment loss			231	6,923
Total	42,472	40,147	160,705	153,913

Gain on land and merchant development sales	188		372
(Loss) gain on sale of property			(3)	11

Net income	$8,756	$6,187	$33,313	$20,693

Condensed Balance Sheets
			December 31,
			2010	2009
ASSETS

Property			$2,142,524	$2,082,316
Accumulated depreciation			(247,996)	(191,478)
Property, net			1,894,528	1,890,838

Other assets, net			168,091	240,387

Total			$2,062,619	$2,131,225

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$552,552	$505,462
Amounts payable to Weingarten Realty Investors			202,092	335,622
Other liabilities, net			45,331	88,913
Total			799,975	929,997

Accumulated equity			1,262,644	1,201,228

Total			$2,062,619	$2,131,225

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Condensed Statements of Income	2010	2009	2010	2009

Revenues:
Base minimum rent, net	$11,989	$10,304	$43,934	$39,022
Straight line rent	400	388	1,357	1,532
Over/Under-market rentals, net	36	183	769	1,140
Percentage rent	116	243	314	559
Tenant reimbursements	3,278	2,700	11,771	10,320
Other income	523	618	2,051	2,632
Total	16,342	14,436	60,196	55,205

Expenses:
Depreciation and amortization	5,290	5,018	20,085	18,433
Interest, net	3,430	3,092	12,338	10,904
Operating	2,970	2,941	10,469	10,601
Real estate taxes, net	1,983	1,556	7,460	6,566
General and administrative	436	567	1,719	2,377
Provision for income taxes	14	14	94	76
Impairment loss			116	6,747
Total	14,123	13,188	52,281	55,704

Gain on land and merchant development sales	104		195
(Loss) gain on sale of property			(1)	4

Net income (loss)	$2,323	$1,248	$8,109	$(495)

Condensed Balance Sheets
			December 31,
			2010	2009
ASSETS

Property			$649,890	$625,714
Accumulated depreciation			(84,609)	(67,170)
Property, net			565,281	558,544
Notes receivable from real estate joint ventures and partnerships			5,561	5,712
Unamortized debt and lease costs, net			24,179	13,297
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $566 in 2010 and $709 in 2009)			17,145	15,441
Cash and cash equivalents			9,314	15,230
Restricted deposits and mortgage escrows			3,861	1,757
Notes receivable and mortgage bonds, net			400	41,356
Out-of-market rentals, net			2,827	588
Interest rate derivative				124
Other assets, net			2,277	5,125
Total			$630,845	$657,174

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$193,989	$164,146
Amounts payable to Weingarten Realty Investors			91,581	159,141
Accounts payable and accrued expenses			5,720	6,419
Deferred revenue			1,457	1,331
Out-of-market rentals, net			4,750	4,395
Interest rate derivative			502
Other liabilities, net			1,374	23,257
Total			299,373	358,689

Accumulated equity			331,472	298,485

Total			$630,845	$657,174

Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
December 31, 2010
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,259	$322,005		20.0%		$63,152	$2,225
AEW SRP, LLC	10	895	162,750	$104,270	25.0%	$26,068	12,154	(49)
Collins	9	1,165	156,175	28,895	50.0%	14,447	56,173	2,050
AEW - Institutional Client	6	523	133,196	67,263	20.0%	13,453	12,630	446
BIT Retail	3	715	154,535	-	20.0%	-	29,943	1,114
BIT Investment Thirty-Six, LP	12	4,061	216,892	18,148	20.0%	3,630	33,213	523
Eagle AN, LP	7	2,049	52,978	33,309	20.0%	6,662	(0)	180
Jamestown	6	1,342	151,407	93,645	20.0%	18,729	11,581	1,092
Fidelis Realty Partners	1	491	144,263	90,000	57.8%	51,975	30,490	32

Other	26	4,041	568,416	117,021	50.4%	59,026	98,191	5,275

Total	87	16,542	$2,062,619	$552,552	28.7%	$193,989	$347,526	$12,889

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

Weingarten Realty Investors
Mortgage Debt Information for Unconsolidated Joint Ventures & Partnerships
As of December 31, 2010

Balance Summary

Joint Venture Partner	# of Mortgaged Properties	Balance (in thousands) (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

AEW SRP, LLC	7	$104,270	5.7%	5.0
Collins	2	28,895	6.2%	10.6
AEW - Institutional Client	6	67,263	5.7%	3.2
BIT Investment Thirty-Six, LP	2	18,148	6.6%	2.0
Eagle AN, LP	1	33,309	5.4%	9.6
Jamestown	6	93,645	5.7%	4.2
Fidelis Realty Partners	1	90,000	4.3%	9.8
Other	7	114,968	5.8%	4.2

Total	32	$550,498	5.5%	4.8

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (in thousands) (1)	Weighted Average Rate (2)	Maturities (in thousands) (1)	Weighted Average Rate (2)

2011	$43,339	5.5%	$14,039	5.3%
2012	33,618	5.4%	9,161	5.3%
2013	55,335	5.4%	19,054	5.3%
2014	105,021	5.3%	23,603	5.2%
2015	40,467	5.3%	9,973	5.2%
2016	79,731	5.2%	21,772	5.1%
2017	50,041	5.1%	22,415	5.0%
2018	6,308	5.1%	3,185	5.0%
2019	6,646	5.1%	3,355	5.0%
2020	118,033	6.3%	60,265	6.3%
Thereafter	11,959	6.4%	5,979	6.4%
Total	$550,498		$192,801

(1) Excludes non-cash debt related items.
(2) Average and weighted average interest rates exclude the effects of ASC 805 " Business Combinations" and loan costs related to financing.

Note: All mortgages are fixed rate except for one included in "other", which has a variable rate mortgage ($3.3 million at 100%) and matures in 2012.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
(in thousands at pro rata share, except percentages and # of units)

			# of	Rental	Square
Rank	Tenant Name	DBAs	Units	Revenue	Feet

1	The Kroger Co.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	27	2.33%	1,288

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods	36	1.93%	815

3	Ross Stores, Inc.	Ross Dress for Less	36	1.83%	749

4	Safeway, Inc.	Safeway, Randalls, Von's	17	1.22%	718

5	Petsmart, Inc.		20	1.12%	357

6	Home Depot, Inc.		6	1.12%	669

7	Office Depot, Inc.		24	1.03%	453

8	H E Butt Grocery		7	0.97%	367

9	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	11	0.89%	254

10	Gap, Inc.	Gap, Old Navy, Banana Republic	19	0.88%	281

11	Best Buy, Inc.		12	0.87%	285

12	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	40	0.84%	346

13	The Sports Authority		9	0.84%	326

14	Publix Super Markets, Inc.		22	0.80%	486

15	24 Hour Fitness Inc.		7	0.80%	179

16	Harris Teeter		8	0.79%	348

17	Petco Animal Supplies, Inc.		22	0.78%	241

18	Bed Bath & Beyond, Inc.		18	0.74%	362

19	Toys 'R' Us	Toys R Us	9	0.73%	321

20	Raley's	Raley's Bel Air Markets	6	0.70%	331

21	Whole Foods		6	0.70%	218

22	Staples		13	0.67%	266

23	Office Max Inc.		12	0.66%	262

24	Blockbuster Video		29	0.60%	136

25	Delhaize Group	Food Lion, Sweet Bay	9	0.59%	355

	Total		425	24.44%	10,414

Weingarten Realty Investors
Portfolio Operating Information
(in thousands at pro rata share, except percentages and # of units and leases)

Lease Expirations
As of December 31, 2010	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2011	10.00%	11.16%	15.09%	16.87%	11.28%	11.80%
2012	12.85%	14.26%	17.30%	18.52%	13.98%	14.75%
2013	14.14%	14.84%	22.24%	21.65%	16.18%	15.61%
2014	13.01%	12.42%	16.73%	15.52%	13.95%	12.78%
2015	13.24%	12.80%	10.64%	10.08%	12.60%	12.52%
2016-2020	25.21%	24.84%	17.63%	17.15%	23.34%	24.03%
2021-2030	10.92%	9.02%	0.35%	0.21%	8.29%	8.05%

Leasing Activity
Signed Leases
	Number		New Rent	Prior Rent		Cash Decrease
	of Leases	Square Feet	$PSF	$PSF	TI's $PSF	in Base Rent
Three Months Ended December 31, 2010
Retail New Leases	94	382	$14.87	$14.38	$28.78	3.4%
Retail Renewals	179	676	13.86	13.85	0.05	0.0%
Industrial	36	439	4.13	4.84	0.51	-14.7%
Not Comparable Spaces	73	238
Total	382	1,735	$11.26	$11.34	$7.51	-0.7%

Twelve Months Ended December 31, 2010
Retail New Leases	430	1,313	$15.04	$15.67	$16.54	-4.0%
Retail Renewals	668	2,906	12.91	13.02	0.35	-0.9%
Industrial	157	1,988	4.38	4.65	0.81	-5.8%
Not Comparable Spaces	268	951
Total	1,523	7,158	$10.63	$10.90	$3.92	-2.5%

Occupancy	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Signed Basis
Retail
Mid-Atlantic Region	93.9%	94.4%	94.9%	94.2%	93.1%
Southeastern Region	92.2%	91.8%	91.9%	92.2%	91.9%
Western Region	94.5%	92.1%	91.3%	90.9%	91.4%
Mountain Region	94.3%	94.2%	93.9%	93.4%	93.2%
Central Region	91.8%	91.5%	91.4%	91.2%	90.6%
Total Retail	93.0%	92.6%	92.6%	92.2%	91.8%
Industrial	88.8%	86.9%	86.0%	87.5%	87.8%
Total	91.9%	91.1%	90.8%	90.9%	90.8%

Commenced Basis
Retail
Mid-Atlantic Region	90.4%	90.0%	90.0%	90.2%	88.9%
Southeastern Region	89.2%	89.3%	88.5%	88.9%	89.7%
Western Region	88.9%	89.9%	88.4%	88.1%	89.3%
Mountain Region	92.7%	92.5%	91.9%	90.6%	89.2%
Central Region	88.4%	88.3%	89.0%	89.3%	87.9%
Total Retail	89.8%	89.8%	89.6%	89.5%	88.8%
Industrial	87.4%	85.4%	85.6%	87.3%	87.3%
Total	89.2%	88.6%	88.5%	88.9%	88.4%

Same Property Net Operating Income Growth (1)
Cash Basis
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009

Retail
Central Region	-0.3%	0.2%	-0.5%	-2.3%
Mountain Region	2.7%	-7.5%	0.4%	-6.4%
Western Region	0.2%	-4.4%	0.2%	-3.8%
Mid-Atlantic Region	-2.0%	2.4%	1.5%	-0.8%
Southeast Region	1.3%	-1.9%	0.4%	-7.2%
Total Retail	0.3%	-2.0%	0.2%	-3.8%
Industrial	0.7%	-4.8%	-1.5%	-3.5%
Total	0.4%	-2.3%	0.0%	-3.8%

(1)	Same Property NOI Growth includes the company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(in thousands at pro rata share, except percentages)

	Twelve Months Ended December 31,
	2010	%	2009	%	2008	%	2007	%	2006	%

Western Region
California	$50,943	13.1%	$50,136	12.7%	$51,176	12.1%	$50,503	11.3%	$50,074	12.1%
Oregon	1,345	0.3%	1,342	0.3%	1,385	0.3%	929	0.2%	46	0.0%
Washington	1,171	0.3%	1,124	0.3%	1,193	0.3%	1,295	0.3%	251	0.1%
Total Western Region	53,459	13.7%	52,602	13.3%	53,754	12.7%	52,727	11.8%	50,371	12.2%

Mountain Region
Nevada	30,906	8.0%	31,505	8.0%	34,360	8.1%	31,338	7.0%	27,796	6.7%
Arizona	24,287	6.2%	26,845	6.8%	26,181	6.2%	23,192	5.2%	15,004	3.6%
Colorado	10,099	2.6%	9,136	2.3%	10,779	2.4%	12,162	2.7%	13,488	3.3%
New Mexico	5,250	1.4%	8,714	2.2%	11,355	2.7%	10,472	2.3%	11,394	2.8%
Utah	3,548	0.9%	3,557	0.9%	3,614	0.9%	3,545	0.8%	3,231	0.8%
Total Mountain Region	74,090	19.1%	79,757	20.2%	86,289	20.3%	80,709	18.0%	70,913	17.2%

Central Region
Texas	121,035	31.1%	113,454	28.7%	124,407	29.2%	154,800	34.7%	154,473	37.4%
Louisiana	7,715	2.0%	8,363	2.1%	10,907	2.6%	12,831	2.9%	12,754	3.1%
Arkansas	2,732	0.7%	3,048	0.8%	3,006	0.7%	3,028	0.7%	3,505	0.8%
Illinois	2,065	0.5%	2,960	0.7%	3,129	0.7%	2,378	0.5%	2,985	0.7%
Kansas	3,019	0.8%	1,875	0.5%	1,949	0.5%	1,980	0.4%	3,714	0.9%
Missouri	1,214	0.3%	1,405	0.4%	1,182	0.3%	1,440	0.3%	2,193	0.5%
Oklahoma	1,034	0.3%	975	0.2%	955	0.2%	1,009	0.2%	3,002	0.7%
Total Central Region	138,814	35.7%	132,080	33.4%	145,535	34.2%	177,466	39.7%	182,626	44.1%

Mid Atlantic Region
North Carolina	24,869	6.4%	25,476	6.5%	26,978	6.4%	27,027	6.1%	23,694	5.7%
Georgia	21,798	5.6%	22,643	5.7%	25,039	5.9%	23,929	5.4%	14,861	3.6%
Kentucky	7,019	1.8%	6,766	1.7%	6,629	1.6%	6,787	1.5%	5,944	1.5%
Tennessee	6,261	1.6%	5,009	1.3%	7,015	1.6%	6,964	1.6%	7,386	1.8%
Virginia	3,634	0.9%	3,626	0.9%	2,551	0.6%	2,036	0.5%	-	0.0%
South Carolina	285	0.1%	306	0.1%	277	0.1%	287	0.1%	242	0.1%
Maine	321	0.1%	355	0.1%	278	0.1%	381	0.1%	433	0.1%
Total Mid Atlantic Region	64,186	16.5%	64,181	16.3%	68,767	16.3%	67,411	15.3%	52,561	12.8%

Southeast Region
Florida	58,135	15.0%	66,170	16.8%	70,335	16.5%	67,400	15.2%	56,601	13.7%
Total Southeast Region	58,135	15.0%	66,170	16.8%	70,335	16.5%	67,400	15.2%	56,601	13.7%

Total Net Operating Income	$388,684	100.0%	$394,790	100.0%	$424,681	100.0%	$445,713	100.0%	$413,072	100.0%

(1)	The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of 12/31/2010
(in thousands at pro rata share, except per square foot amounts)

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Retail
West Region
Los Angeles-Long Beach et al, CA	3	586	$16.99	395	$5,610	$14.19	152	$3,685	$24.31
Madera, CA	1	85	$12.48	52	$497	$9.54	31	$536	$17.47
Modesto, CA	1	79	$14.50	47	$461	$9.70	30	$665	$22.08
Redding, CA	1	121	$16.95	65	$564	$8.73	48	$1,339	$28.08
Riverside et al, CA	5	735	$19.15	374	$5,058	$13.53	276	$7,380	$26.77
Sacramento--Arden et al, CA	5	625	$11.54	342	$1,870	$5.47	230	$4,733	$20.57
San Diego-Carlsbad et al, CA	3	286	$22.00	162	$2,301	$14.20	111	$3,698	$33.44
San Francisco-Oakland et al, CA	3	447	$21.75	180	$2,453	$13.66	168	$5,098	$30.42
San Jose-Sunnyvale et al, CA	2	145	$19.85	66	$423	$6.43	71	$2,301	$32.20
Santa Cruz-Watsonville, CA	1	150	$10.65	93	$565	$6.06	49	$955	$19.31
Santa Rosa-Petaluma, CA	1	199	$12.44	55	$393	$7.20	29	$652	$22.15
Vallejo-Fairfield, CA	3	364	$17.35	151	$1,086	$7.21	156	$4,231	$27.16
California	29	3,822	$16.98	1,981	$21,281	$10.74	1,350	$35,272	$26.13
Portland-Vancouver et al, OR-WA	3	120	$13.66	66	$575	$8.75	43	$909	$21.15
Oregon	3	120	$13.66	66	$575	$8.75	43	$909	$21.15
Seattle-Tacoma-Bellevue, WA	4	82	$17.26	64	$978	$15.35	13	$353	$26.36
Washington	4	82	$17.26	64	$978	$15.35	13	$353	$26.36

Total West Region	36	4,024	$16.88	2,111	$22,834	$10.82	1,406	$36,534	$0.00

Mountain Region
Lake Havasu City-Kingman, AZ	1	182	$15.03	112	$1,425	$12.67	35	$789	$22.66
Phoenix-Mesa-Scottsdale, AZ	17	1,395	$14.11	762	$6,329	$8.31	533	$11,941	$22.40
Tucson, AZ	5	630	$14.45	315	$2,629	$8.33	211	$4,978	$23.58
Arizona	23	2,207	$14.27	1,190	$10,382	$8.73	779	$17,708	$22.73
Colorado Springs, CO	2	299	$8.45	243	$1,790	$7.36	39	$591	$15.26
Denver-Aurora, CO	10	1,115	$14.10	482	$4,377	$9.08	307	$6,750	$22.00
Colorado	12	1,414	$12.61	725	$6,167	$8.50	346	$7,341	$21.25
Las Vegas-Paradise, NV	13	2,368	$14.84	1,535	$16,197	$10.55	678	$16,653	$24.57
Nevada	13	2,368	$14.84	1,535	$16,197	$10.55	678	$16,653	$24.57
Albuquerque, NM	4	475	$13.63	280	$2,709	$9.66	151	$3,174	$20.99
New Mexico	4	475	$13.63	280	$2,709	$9.66	151	$3,174	$20.99
Provo-Orem, UT	1	30	$16.17	12	$165	$13.96	19	$327	$17.57
Salt Lake City, UT	2	276	$12.35	175	$1,795	$10.24	74	$1,283	$17.33
Utah	3	307	$12.76	187	$1,959	$10.48	93	$1,610	$17.38

Total Mountain Region	55	6,770	$14.07	3,918	$37,414	$9.55	2,046	$46,486	$0.00

Central Region
Little Rock-N. Little Rock, AR	3	358	$9.08	298	$2,314	$7.76	56	$896	$16.13
Arkansas	3	358	$9.08	298	$2,314	$7.76	56	$896	$16.13
Chicago et al, IL-IN-WI	1	304	$10.70	268	$2,554	$9.52	19	$522	$27.31
Illinois	1	304	$10.70	268	$2,554	$9.52	19	$522	$27.31
Kansas City, MO-KS	1	133	$9.25	87	$698	$8.03	26	$346	$13.35
Topeka, KS	1	116	$8.57	116	$991	$8.57	0	$0	$0.00
Kansas	2	248	$8.90	203	$1,690	$8.34	26	$346	$13.35
Hammond, LA	1	227	$6.26	124	$405	$3.27	87	$917	$10.49
Lafayette, LA	1	138	$10.59	18	$90	$5.00	62	$758	$12.22
Lake Charles, LA	4	446	$7.24	309	$1,735	$5.62	87	$1,131	$12.96
Monroe, LA	1	141	$5.28	89	$325	$3.64	42	$366	$8.80

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
New Orleans-Metairie-Kenner, LA	1	137	$14.54	78	$772	$9.87	57	$1,196	$20.94
Shreveport-Bossier City, LA	1	5	$23.29	0	$0	$0.00	5	$119	$23.29
Louisiana	9	1,095	$8.15	618	$3,326	$5.38	341	$4,487	$13.18
St. Louis, MO-IL	2	229	$9.11	130	$1,068	$8.21	49	$561	$11.48
Missouri	2	229	$9.11	130	$1,068	$8.21	49	$561	$11.48
Oklahoma City, OK	2	164	$7.64	104	$570	$5.51	53	$623	$11.84
Oklahoma	2	164	$7.64	104	$570	$5.51	53	$623	$11.84
Amarillo, TX	2	68	$9.14	11	$48	$4.22	29	$319	$11.08
Beaumont-Port Arthur, TX	6	281	$8.30	158	$787	$4.98	89	$1,264	$14.15
Brownsville-Harlingen, TX	1	11	$12.38	0	$0	$0.00	8	$99	$12.38
College Station-Bryan, TX	1	107	$10.86	86	$923	$10.74	21	$239	$11.39
Corpus Christi, TX	1	372	$13.26	245	$2,291	$9.34	115	$2,483	$21.64
Dallas-Fort Worth-Arlington, TX	10	1,272	$13.39	542	$5,832	$10.75	420	$7,055	$16.79
Houston-Baytown-Sugar Land, TX	63	4,999	$14.39	2,909	$29,422	$10.11	1,707	$36,999	$21.67
Killeen-Temple-Fort Hood, TX	1	115	$12.40	98	$1,084	$11.04	16	$328	$20.86
Laredo, TX	2	374	$13.80	219	$2,408	$10.98	94	$1,916	$20.38
Lubbock, TX	1	152	$8.99	112	$740	$6.58	35	$583	$16.78
Lufkin, TX	1	248	$6.38	205	$1,076	$5.26	18	$345	$19.25
McAllen-Edinburg-Pharr, TX	7	494	$12.22	360	$3,600	$10.01	89	$1,886	$21.19
Rio Grande City, TX	1	88	$11.46	76	$804	$10.63	13	$209	$16.38
San Antonio, TX	7	596	$12.11	373	$3,318	$8.89	175	$3,323	$18.96
Tyler, TX	1	60	$7.16	33	$212	$6.35	14	$124	$9.15
Texas	105	9,238	$13.26	5,429	$52,546	$9.68	2,842	$57,172	$20.12

Total Central Region	124	11,636	$12.33	7,050	$64,067	$9.09	3,385	$64,608	$0.00

Mid-Atlantic Region
Atlanta-Sandy Springs et al, GA	14	1,580	$13.99	851	$8,491	$9.97	468	$9,968	$21.30
Gainesville, GA	1	28	$13.33	21	$239	$11.31	5	$110	$21.75
Georgia	15	1,608	$13.98	873	$8,729	$10.00	473	$10,079	$21.30
Lexington-Fayette, KY	2	299	$13.72	218	$2,012	$9.22	175	$3,390	$19.34
Louisville, KY-IN	1	169	$11.88	93	$848	$9.17	71	$1,091	$15.43
Kentucky	3	468	$13.18	311	$2,860	$9.20	246	$4,480	$18.21
Lewiston-Auburn, ME	1	154	$4.84	80	$313	$3.93	21	$172	$8.37
Maine	1	154	$4.84	80	$313	$3.93	21	$172	$8.37
Charlotte-Gastonia et al, NC-SC	4	319	$17.24	154	$2,136	$13.91	138	$2,896	$20.93
Durham, NC	6	289	$12.87	126	$1,315	$10.48	87	$1,416	$16.35
Raleigh-Cary, NC	12	1,548	$11.74	938	$7,341	$7.83	510	$9,655	$18.94
Southern Pines-Pinehurst, NC	1	252	$9.02	112	$565	$5.03	67	$1,054	$15.69
Wilmington, NC	1	79	$12.80	49	$419	$8.60	29	$573	$19.91
North Carolina	24	2,487	$12.39	1,378	$11,776	$8.54	831	$15,594	$18.77
Hilton Head Island-Beaufort, SC	1	22	$14.96	5	$47	$9.00	13	$219	$17.45
South Carolina	1	22	$14.96	5	$47	$9.00	13	$219	$17.45
Memphis, TN-MS-AR	7	552	$12.54	362	$4,016	$11.11	142	$2,293	$16.20
Tennessee	7	552	$12.54	362	$4,016	$11.11	142	$2,293	$16.20

Total Mid-Atlantic Region	51	5,290	$12.80	3,008	$27,743	$9.22	1,725	$32,838	$0.00

Southeast Region
Fort Walton Beach et al, FL	2	70	$15.06	45	$594	$13.29	16	$315	$20.12
Jacksonville, FL	2	319	$9.96	250	$1,873	$7.48	67	$1,291	$19.19
Miami-Fort Lauderdale et al, FL	17	1,098	$15.91	591	$6,253	$10.58	417	$9,788	$23.48
Orlando, FL	14	1,779	$15.24	1,082	$13,270	$12.27	423	$9,661	$22.85
Palm Bay-Melbourne et al, FL	3	182	$8.83	102	$587	$5.75	53	$784	$14.72
Palm Coast, FL	1	83	$17.96	53	$739	$13.90	29	$737	$25.42
Port St. Lucie-Fort Pierce, FL	1	50	$10.35	43	$384	$8.99	4	$96	$26.26
Punta Gorda, FL	2	25	$16.92	15	$215	$14.34	6	$136	$23.67

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Sarasota-Bradenton-Venice, FL	1	97	$10.59	46	$324	$7.13	28	$456	$16.17
Tampa-St. Petersburg et al, FL	5	1,092	$13.30	615	$6,191	$10.06	314	$6,167	$19.66
Florida	48	4,795	$14.26	2,841	$30,431	$10.71	1,356	$29,431	$21.70

Total Southeast Region	48	4,795	$14.26	2,841	$30,431	$10.71	1,356	$29,431	$0.00

Total Retail	314	32,515	$13.60	18,928	$182,488	$9.64	9,918	$209,897	$21.16

Industrial
West Region
San Diego-Carlsbad et al, CA	1	145	$7.05	29	$202	$7.05	0	$0	$0.00
California	1	145	$7.05	29	$202	$7.05	0	$0	$0.00

Total West Region	1	145	$7.05	29	$202	$7.05	0	$0	$0.00

Central Region
Austin-Round Rock, TX	6	428	$9.62	66	$658	$10.02	278	$2,642	$9.52
Dallas-Fort Worth-Arlington, TX	16	2,516	$4.74	1,564	$6,823	$4.36	396	$2,461	$6.21
Houston-Baytown-Sugar Land, TX	27	2,928	$5.55	2,260	$11,750	$5.20	352	$2,741	$7.79
San Antonio, TX	4	687	$5.00	396	$1,953	$4.93	174	$901	$5.17
Texas	53	6,558	$5.46	4,286	$21,184	$4.94	1,200	$8,746	$7.29

Total Central Region	53	6,558	$5.46	4,286	$21,184	$4.94	1,200	$8,746	$0.00

Mid-Atlantic Region
Atlanta-Sandy Springs et al, GA	9	1,560	$3.83	1,116	$4,220	$3.78	25	$153	$6.12
Georgia	9	1,560	$3.83	1,116	$4,220	$3.78	25	$153	$6.12
Memphis, TN-MS-AR	3	685	$2.60	576	$1,494	$2.59	2	$8	$4.21
Tennessee	3	685	$2.60	576	$1,494	$2.59	2	$8	$4.21
Richmond, VA	8	858	$4.87	716	$3,456	$4.83	4	$51	$13.78
Virginia	8	858	$4.87	716	$3,456	$4.83	4	$51	$13.78

Total Mid-Atlantic Region	20	3,102	$3.85	2,408	$9,170	$3.81	31	$212	$0.00

Southeast Region
Lakeland, FL	2	768	$4.24	658	$2,789	$4.24	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$3.90	767	$2,979	$3.88	7	$38	$5.25
Florida	5	1,665	$4.05	1,425	$5,767	$4.05	7	$38	$5.25

Total Southeast Region	5	1,665	$4.05	1,425	$5,767	$4.05	7	$38	$0.00

Total Industrial	79	11,471	$4.83	8,148	$36,324	$4.46	1,238	$8,996	$7.27

Joint venture properties are reflected at WRI's pro rata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2010

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned by
ALL PROPERTIES BY STATE	Properties	Owned	Share	Other	Total
Arizona	24	2,227,811	-	1,204,412	3,432,223
Arkansas	3	358,030	-	-	358,030
California	30	3,967,251	931,635	546,242	5,445,127
Colorado	12	1,414,103	1,121,619	1,252,257	3,787,977
Florida	52	6,459,677	3,290,839	1,349,187	11,092,633
Georgia	23	3,217,418	933,066	716,003	4,866,487
Illinois	1	303,566	-	-	303,566
Kansas	2	248,335	-	-	248,335
Kentucky	4	610,815	-	127,614	738,429
Louisiana	11	1,149,380	415,591	693,875	2,258,846
Maine	1	153,535	51,178	-	204,713
Missouri	2	229,232	28,317	-	257,549
Nevada	12	2,368,116	-	1,160,131	3,528,247
New Mexico	4	474,534	-	216,134	690,668
North Carolina	25	2,540,824	181,859	742,374	3,465,057
Oklahoma	2	163,996	-	-	163,996
Oregon	3	119,909	90,927	62,600	273,436
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,236,720	674,070	137,740	2,048,530
Texas	155	16,085,032	5,530,405	3,028,349	24,643,786
Utah	3	306,638	60,772	296,357	663,767
Virginia	9	902,995	1,601,942	-	2,504,937
Washington	4	81,875	327,497	65,346	474,718
Grand Total	392	44,641,322	15,304,307	11,598,621	71,537,177

Total Retail	312	32,793,875	10,070,108	11,397,771	54,254,681

Total Industrial	77	11,566,000	5,234,199	200,850	17,001,049

Total Other	3	281,447	-	-	281,447

Footnotes for detail property listing

(1)	Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2)	Denotes property currently under development.
(3)	Denotes properties that are not consolidated for SEC reporting purposes.
(4)	Denotes single tenant retail property.
(+)	Denotes supermarket or discount store offering full service grocery along with general merchandise.

NOTES:	Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.
Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Retail
Operating Properties

Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ	Target (O.B.O.), Kohls (O.B.O.), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less	100.00%		182,168	0	197,360	379,528	15.03
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ	Office Max, PetSmart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.00%		103,568	0	70,255	173,823	17.15
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ	Whole Foods +, Golf Galaxy, Bodhi Wellness Center	100.00%		141,230	0	0	141,230	22.55
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		29,834	0	168,624	198,458	21.42
Fry's Ellsworth Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.)	100.00%		9,034	0	64,574	73,608	20.02
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.00%		45,751	0	62,800	108,551	23.62
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%		69,212	0	136,000	205,212	17.91
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ	Hobby Lobby, Dollar Tree	100.00%		92,626	0	0	92,626	11.19
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Office Max, Blockbuster	100.00%		134,494	0	100,000	234,494	14.08
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.00%		40,025	0	71,619	111,644	24.64
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ	Fresh N Easy +, Family Dollar, Mega Furniture	100.00%		66,787	0	0	66,787	9.45
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ	Basha's +, Blockbuster	100.00%		60,728	0	0	60,728	12.46
Desert Village	Phoenix-Mesa-Scottsdale, AZ	CVS Pharmacy, AJ Fine Foods +	100.00%		101,863	0	0	101,863	21.26
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%		102,761	0	165,000	267,761	9.60
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.00%		10,237	0	0	10,237	30.42
Basha's Valley Plaza	Phoenix-Mesa-Scottsdale, AZ	Basha’s +, Ross Dress for Less	100.00%		145,518	0	0	145,518	9.97
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ	Office Max, Ace Hardware	100.00%		82,757	0	0	82,757	13.19
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		158,269	0	0	158,269	13.44
Entrada de Oro	Tucson, AZ	Wal-Mart Neighborhood Market +	100.00%		88,665	0	20,406	109,071	16.78
Madera Village	Tucson, AZ	Safeway +, Walgreens, Dollar Tree	100.00%		96,732	0	10,594	107,326	11.45
Oracle Crossings	Tucson, AZ	Kohl's, Sprouts Farmers Market +	100.00%		250,541	0	10,000	260,541	21.28
Oracle Wetmore	Tucson, AZ	Home Depot (O.B.O.), PetSmart, Walgreens, Ultimate Electronics, Ulta	100.00%		149,961	0	105,329	255,290	22.69
Shoppes at Bears Path	Tucson, AZ	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.00%		43,928	0	21,851	65,779	15.08
Arizona Total:	# of Properties: 23				2,206,689	0	1,204,412	3,411,101

Arkansas
Markham Square	Little Rock-N. Little Rock, AR	Burlington Coat Factory	100.00%		126,904	0	0	126,904	7.14
Markham West	Little Rock-N. Little Rock, AR	Office Depot, Michaels, Academy, Bassett Furniture, Dollar Tree	100.00%		178,500	0	0	178,500	9.87
Westgate	Little Rock-N. Little Rock, AR	SteinMart	100.00%		52,626	0	0	52,626	9.48
Arkansas Total:	# of Properties: 3				358,030	0	0	358,030

California
Centerwood Plaza	Los Angeles-Long Beach et al, CA	Bestway Supermarket +, Buck-A-Roos	100.00%		76,985	0	0	76,985	9.37
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA	Ralph's +, Dollar Tree	100.00%		90,805	0	0	90,805	21.75
Westminster Center	Los Angeles-Long Beach et al, CA	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco, Ross Dress for Less	100.00%		417,820	0	0	417,820	17.13
Hallmark Town Center	Madera, CA	Food 4 Less +, Bally Total Fitness	100.00%		85,066	0	0	85,066	12.48
Marshalls Plaza	Modesto, CA	Marshalls, Dress Barn, Guitar Center	100.00%		78,752	0	0	78,752	14.50
Shasta Crossroads	Redding, CA	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%		121,183	0	131,468	252,651	16.95
Jess Ranch Marketplace	Riverside et al, CA	Winco Foods + (O.B.O.), Burlington Coat Factory, PetSmart, Rite Aid, Big 5	50.00%	(1)(3)	104,384	104,384	93,696	302,463	19.09
Jess Ranch Phase III	Riverside et al, CA	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness	50.00%	(1)(3)	89,757	89,757	0	179,514	17.49
Chino Hills Marketplace	Riverside et al, CA	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	100.00%		311,575	0	0	311,575	19.93
Menifee Town Center	Riverside et al, CA	Ralph's +, Ross Dress for Less, Dollar Tree	100.00%		124,431	0	124,303	248,734	15.40

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Stoneridge Town Centre	Riverside et al, CA	Best Buy, Office Max, Super Target +, Kohl's	67.00%	(1)(3)	104,942	51,688	0	156,630	22.26
Prospectors Plaza	Sacramento--Arden et al, CA	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	0	228,345	23.40
Arcade Square	Sacramento--Arden et al, CA	Grocery Outlet +, Lifestyle Furniture	100.00%		76,497	0	0	76,497	14.23
Discovery Plaza	Sacramento--Arden et al, CA	Bel Air Market +	100.00%		93,491	0	0	93,491	16.69
Summerhill Plaza	Sacramento--Arden et al, CA	Raley’s +, Dollar Tree	100.00%		128,880	0	0	128,880	10.70
Valley	Sacramento--Arden et al, CA	Raley's +	100.00%		98,240	0	0	98,240	17.41
El Camino Promenade	San Diego-Carlsbad et al, CA	T.J. Maxx, Beverages & More, Staples, Dollar Tree	100.00%		129,651	0	0	129,651	22.90
Rancho San Marcos Village	San Diego-Carlsbad et al, CA	Von’s +, 24 Hour Fitness	100.00%		120,829	0	0	120,829	17.63
San Marcos Plaza	San Diego-Carlsbad et al, CA	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086	32.02
580 Market Place	San Francisco-Oakland et al, CA	Petco, 24 Hour Fitness, Safeway +	100.00%		100,165	0	0	100,165	34.15
Fremont Gateway Plaza	San Francisco-Oakland et al, CA	Raley’s +, 24 Hour Fitness, Big Cinemas	100.00%		194,601	0	0	194,601	19.08
Greenhouse Marketplace	San Francisco-Oakland et al, CA	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		152,095	0	86,569	238,664	19.74
Silver Creek Plaza	San Jose-Sunnyvale et al, CA	Safeway +, Walgreens, Orchard Supply (O.B.O.)	100.00%		132,925	0	65,000	197,925	19.99
Tully Corners Shopping Center	San Jose-Sunnyvale et al, CA	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	0	115,992	18.28
Freedom Centre	Santa Cruz-Watsonville, CA	Rite Aid, Big Lots, Safeway +, Ace Hardware	100.00%		150,241	0	0	150,241	14.49
Stony Point Plaza	Santa Rosa-Petaluma, CA	Food Maxx +	100.00%		198,528	0	0	198,528	12.44
Southampton Center	Vallejo-Fairfield, CA	Raley’s +, Ace Hardware	100.00%		162,764	0	0	162,764	20.79
Sunset Center	Vallejo-Fairfield, CA	Rite Aid, Ross Dress for Less, Fallas Parades, In Shape City	100.00%		85,238	0	0	85,238	15.94
Creekside Center	Vallejo-Fairfield, CA	Raley’s +, Blockbuster	100.00%		116,229	0	0	116,229	22.57
California Total:	# of Properties: 29				3,821,898	350,222	546,242	4,718,361

Colorado
Academy Place	Colorado Springs, CO	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.00%		83,878	0	206,586	290,464	11.56
Uintah Gardens	Colorado Springs, CO	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods, ARC Thrift	100.00%		214,774	0	0	214,774	7.55
Aurora City Place	Denver-Aurora, CO	PetSmart, Barnes & Noble, Ross Dress For Less, Sports Authority, Super Target + (O.B.O.)	50.00%	(1)(3)	182,642	182,642	182,000	547,283	19.30
Green Valley Ranch Towne Center	Denver-Aurora, CO	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	28,474	28,474	58,000	114,947	20.90
Lowry Town Center	Denver-Aurora, CO	Albertsons + (O.B.O.)	50.00%	(1)(3)	38,349	38,349	52,700	129,398	24.97
Edgewater Marketplace	Denver-Aurora, CO	King Sooper's +, Ace Hardware	100.00%		145,780	0	0	145,780	10.58
CityCenter Englewood	Denver-Aurora, CO	Wal-Mart (O.B.O.), Ross Dress for Less, Sports Authority, Office Depot, Bally Total Fitness, Petco	51.00%	(1)(3)	137,346	131,960	90,000	359,305	16.45
Crossing at Stonegate	Denver-Aurora, CO	King Sooper’s +	51.00%	(1)(3)	55,620	53,438	0	109,058	15.13
Thorncreek Crossing	Denver-Aurora, CO	Super Target + (O.B.O.), Sunflower Farmers Market +, Barnes & Noble, Office Max, Michaels, Dollar Tree, Cost Plus	51.00%	(1)(3)	108,190	103,947	174,000	386,137	14.87
Westminster Plaza	Denver-Aurora, CO	Safeway +, Walgreens (O.B.O.)	50.00%	(1)	48,506	48,506	14,100	111,113	16.51
Colorado Total:	# of Properties: 10				1,043,559	587,316	777,386	2,408,259

Florida
Paradise Key at Kelly Plantation	Fort Walton Beach et al, FL	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	0	271,777	13.01
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	Best Buy, Michaels, Office Depot, PetSmart	25.00%	(1)(3)	42,918	128,752	0	171,670	16.62
Argyle Village	Jacksonville, FL	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels	100.00%		312,447	0	0	312,447	10.38
Epic Village - St. Augustine	Jacksonville, FL	Epic Theaters (O.B.O.)	70.00%	(1)	6,103	2,615	51,977	53,625	23.13
Boca Lyons	Miami-Fort Lauderdale et al, FL	Ross Dress for Less, Ethan Allen, Dollar Tree	100.00%		113,515	0	0	113,515	18.55
Embassy Lakes	Miami-Fort Lauderdale et al, FL	Winn Dixie +, Tuesday Morning	100.00%		131,723	0	48,214	179,937	13.77
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	Publix +, Target, CVS/pharmacy	20.00%	(1)(3)	72,957	291,828	0	364,785	18.11
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	T.J. Maxx, Winn Dixie +	100.00%		161,429	0	0	161,429	13.81
Palm Lakes Plaza	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	0	113,752	11.21
Kendall Corners	Miami-Fort Lauderdale et al, FL	Ashley Furniture	20.00%	(1)(3)	19,294	77,178	0	96,472	27.41
South Dade	Miami-Fort Lauderdale et al, FL	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,895	175,578	0	219,473	14.24

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,173	88,694	0	110,867	14.32
Northridge	Miami-Fort Lauderdale et al, FL	Publix +, Petco, Ross Dress for Less, Anna's Linens, Bally Total Fitness	20.00%	(1)(3)	47,214	188,855	0	236,069	16.44
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL	BJ's Wholesale Club +	30.00%	(1)	43,696	101,956	0	145,652	11.75
Flamingo Pines	Miami-Fort Lauderdale et al, FL	U.S. Post Office, Keiser College	100.00%		130,942	0	105,350	236,292	21.58
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Publix +	20.00%	(1)(3)	25,284	101,135	0	126,419	16.71
Pembroke Commons	Miami-Fort Lauderdale et al, FL	Publix +, Marshalls, Office Depot, LA Fitness, Dollar Tree	20.00%	(1)(3)	60,879	243,516	0	304,395	13.74
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	Publix +	100.00%		69,475	0	0	69,475	14.88
Vizcaya Square	Miami-Fort Lauderdale et al, FL	Blockbuster	100.00%		112,410	0	0	112,410	15.38
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321	15.03
Colonial Landing	Orlando, FL	Bed Bath & Beyond, PetSmart, Sports Authority	50.00%	(1)	131,504	131,504	0	263,007	13.09
Colonial Plaza	Orlando, FL	Staples, Ross Dress for Less, Babies “R” Us, Marshalls, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.00%		502,182	0	0	502,182	13.07
International Drive Value Center	Orlando, FL	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664	9.60
Market at Southside	Orlando, FL	Ross Dress for Less, Beall’s, Dollar Tree	100.00%		95,208	0	64,627	159,835	9.89
Phillips Crossing	Orlando, FL	Whole Foods +, Golf Galaxy, Michaels	100.00%		145,704	0	0	145,704	25.99
Phillips Landing	Orlando, FL	Wal-Mart (O.B.O.), Planet Fitness	100.00%		66,223	0	219,815	286,038	21.38
The Marketplace at Dr. Phillips	Orlando, FL	Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,222	260,886	0	326,108	20.86
The Shoppes at South Semoran	Orlando, FL	Dollar Tree	100.00%		101,486	0	0	101,486	11.42
Westland Terrace Plaza	Orlando, FL	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.00%		77,521	0	183,000	260,521	12.00
Alafaya Square	Orlando, FL	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486	13.47
University Palms	Orlando, FL	Publix +	30.00%	(1)	29,752	69,420	0	99,172	12.69
Marketplace at Seminole Towne Center	Orlando, FL	Sports Authority, Marshalls, Old Navy, Petco, Super Target + (O.B.O.)	100.00%		313,612	0	185,000	498,612	16.56
Winter Park Corners	Orlando, FL	Whole Foods Market +	100.00%		102,382	0	0	102,382	18.55
Indian Harbour Place	Palm Bay-Melbourne et al, FL	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	0	163,521	11.82
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	Publix +, Famous Labels	25.00%	(1)(3)	29,707	89,121	0	118,828	10.06
Lake Washington Square	Palm Bay-Melbourne et al, FL	Tuesday Morning	100.00%		111,811	0	0	111,811	12.31
Palm Coast Center	Palm Coast, FL	Super Target (O.B.O.) +, PetSmart, T.J. Maxx, Ross Dress for Less, Michaels	50.00%	(1)(3)	83,398	83,398	189,398	356,195	17.62
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	City Furniture, Best Buy, Ross Dress for Less, PetSmart, Marshalls	20.00%	(1)(3)	49,803	199,211	0	249,014	14.39
Quesada Commons	Punta Gorda, FL	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890	13.55
Shoppes of Port Charlotte	Punta Gorda, FL	Chick-Fil-A	25.00%	(1)(3)(4)	980	2,941	0	3,921	N/A
Shoppes of Port Charlotte	Punta Gorda, FL	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011	22.12
Venice Pines	Sarasota-Bradenton-Venice, FL	Sweet Bay +	100.00%		97,303	0	0	97,303	10.59
Countryside Centre	Tampa-St. Petersburg et al, FL	T.J. Maxx, Home Goods	100.00%		242,567	0	0	242,567	15.96
Sunset 19	Tampa-St. Petersburg et al, FL	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910	11.87
Largo Mall	Tampa-St. Petersburg et al, FL	Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, Target (O.B.O.), Albertsons + (O.B.O.)	100.00%		377,616	0	197,631	575,247	14.98
East Lake Woodlands	Tampa-St. Petersburg et al, FL	Walgreens	20.00%	(1)(3)	28,123	112,494	0	140,617	17.30
Palms of Carrollwood	Tampa-St. Petersburg et al, FL	Bed Bath & Beyond, The Fresh Market +	100.00%		167,887	0	0	167,887	12.63
Florida Total:	# of Properties: 46				4,719,548	3,229,211	1,245,012	9,186,701

Georgia
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA	Ross Dress for Less, Petco, Office Max, Super Target + (O.B.O.)	100.00%		136,848	0	174,000	310,848	17.13
Mansell Crossing	Atlanta-Sandy Springs et al, GA	Buy Buy Baby, Ross Dress for Less, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931	14.54
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA	Shopper's World, DSW, American Signature, LA Fitness	100.00%		196,283	0	0	196,283	13.40
Cherokee Plaza	Atlanta-Sandy Springs et al, GA	Kroger +	30.00%	(1)	29,925	69,824	0	99,749	20.88
Perimeter Village	Atlanta-Sandy Springs et al, GA	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Borders, Hobby Lobby	100.00%		387,755	0	0	387,755	19.99
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA	Publix +	20.00%	(1)(3)	13,681	54,726	0	68,407	14.87
Brookwood Square	Atlanta-Sandy Springs et al, GA	Marshalls, Staples	100.00%		253,448	0	0	253,448	10.31

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Dallas Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.00%		25,158	0	70,104	95,262	21.59
Reynolds Crossing	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.00%		45,758	0	70,225	115,983	24.00
Grayson Commons	Atlanta-Sandy Springs et al, GA	Kroger +	100.00%		76,611	0	0	76,611	14.30
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA	Publix +	30.00%	(1)	21,835	50,949	0	72,784	13.11
Brownsville Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.00%		27,747	0	54,139	81,886	20.27
Roswell Corners	Atlanta-Sandy Springs et al, GA	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.00%		144,834	0	173,535	318,369	15.54
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O.)	100.00%		199,594	0	174,000	373,594	18.20
Thompson Bridge Commons	Gainesville, GA	Kroger +	30.00%	(1)	27,776	64,811	0	92,587	13.33
Georgia Total:	# of Properties: 15				1,607,839	322,655	716,003	2,646,497

Illinois
Burbank Station	Chicago et al, IL-IN-WI	Babies "R" Us, Food For Less +, AJ Wright, Office Max, The Sports Authority, PetSmart	100.00%		303,566	0	0	303,566	11.90
Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kansas
Shawnee Village	Kansas City, MO-KS	Burlington Coat Factory	100.00%		132,619	0	0	132,619	9.25
Kohl's	Topeka, KS	Barnes & Noble, Kohl’s	100.00%		115,716	0	0	115,716	10.00
Kansas Total:	# of Properties: 2				248,335	0	0	248,335

Kentucky
Millpond Center	Lexington-Fayette, KY	Kroger +	100.00%		124,567	0	27,000	151,567	9.93
Regency Shopping Centre	Lexington-Fayette, KY	T.J. Maxx, Michaels, Kroger + (O.B.O.)	100.00%		142,972	0	46,044	189,016	14.55
Tates Creek	Lexington-Fayette, KY	Kroger +, Rite Aid	100.00%		174,290	0	5,160	179,450	14.74
Festival at Jefferson Court	Louisville, KY-IN	Kroger +, PetSmart (O.B.O.), Factory Card Outlet, Staples	100.00%		168,986	0	49,410	218,396	11.88
Kentucky Total:	# of Properties: 4				610,815	0	127,614	738,429

Louisiana
Town & Country Plaza	Hammond, LA	Winn Dixie +, Office Depot, CVS/pharmacy, Ross	100.00%		227,452	0	0	227,452	8.05
River Marketplace	Lafayette, LA	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books-A-Million	7.80%	(1)(3)	13,139	147,100	174,700	334,939	14.91
Westwood Village	Lafayette, LA	Rouses Supermarket +, Stage	100.00%		138,034	0	0	138,034	10.59
14/Park Plaza	Lake Charles, LA	Kroger +, Conn’s, Anna's Linens, Family Dollar, Citi Trends	100.00%		172,068	0	0	172,068	7.43
K-Mart Plaza	Lake Charles, LA	Albertsons +, Kmart, Dollar Tree	50.00%	(1)(3)	107,974	107,974	0	215,948	7.98
Prien Lake Plaza	Lake Charles, LA	Target (O.B.O.), Marshalls (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		8,243	0	205,375	213,618	22.25
Southgate	Lake Charles, LA	Market Basket +, Office Depot, Books-A-Million	100.00%		157,538	0	0	157,538	8.83
Danville Plaza	Monroe, LA	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	0	141,380	5.09
Manhattan Place	New Orleans-Metairie-Kenner, LA	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%		137,315	0	139,300	276,615	14.54
Orleans Station	New Orleans-Metairie-Kenner, LA	Vacant	100.00%	(4)	0	0	0	0	N/A
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy (O.B.O), Bed Bath & Beyond	20.40%	(1)(3)	41,137	160,517	174,500	376,154	23.29
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy (O.B.O), Bed Bath & Beyond	100.00%		5,100	0	0	5,100	15.86
Louisiana Total:	# of Properties: 11				1,149,380	415,591	693,875	2,258,846

Maine
The Promenade	Lewiston-Auburn, ME	Staples	75.00%	(1)	153,535	51,178	0	204,713	3.99
Maine Total:	# of Properties: 1				153,535	51,178	0	204,713

Missouri
Ballwin Plaza	St. Louis, MO-IL	Schnucks +, Michaels, Sears Hardware	100.00%		200,915	0	0	200,915	9.30

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Western Plaza	St. Louis, MO-IL	Value Village	50.00%	(1)(3)	28,317	28,317	0	56,634	7.35
Missouri Total:	# of Properties: 2				229,232	28,317	0	257,549

Nevada
Eastern Horizon	Las Vegas-Paradise, NV	Kmart + (O.B.O.), Trader Joe's +	100.00%		65,848	0	143,879	209,727	20.98
Best in the West	Las Vegas-Paradise, NV	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetSmart, Jo-Ann Stores, Sports Authority, Ulta	100.00%		428,067	0	0	428,067	16.08
Charleston Commons	Las Vegas-Paradise, NV	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetSmart	100.00%		332,539	0	0	332,539	16.06
College Park S.C.	Las Vegas-Paradise, NV	El Super +, Sav-On Drugs, Anna's Linens, Factory 2 U	100.00%		167,654	0	0	167,654	10.75
Francisco Centre	Las Vegas-Paradise, NV	Ross Dress for Less (O.B.O.), Fallas Paredes, La Bonita Grocery +	100.00%		116,973	0	31,842	148,815	12.39
Mission Center	Las Vegas-Paradise, NV	Sav-On Drug-CVS (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,475	0	60,018	212,493	11.93
Paradise Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Dollar Tree	100.00%		77,597	0	70,495	148,092	17.05
Rainbow Plaza	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		273,916	0	0	273,916	15.11
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369	15.11
Rancho Towne & Country	Las Vegas-Paradise, NV	Smith’s Food +	100.00%		84,743	0	0	84,743	11.44
Tropicana Beltway	Las Vegas-Paradise, NV	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetSmart, Office Depot, Ross Dress for Less, Sports Authority	100.00%		246,483	0	394,271	640,754	17.75
Tropicana Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Family Dollar	100.00%		71,325	0	73,168	144,493	18.80
Westland Fair North	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetSmart, Office Depot, Michaels, Anna's Linens	100.00%		214,127	0	386,458	600,585	16.64
Nevada Total:	# of Properties: 12				2,368,116	0	1,160,131	3,528,247

New Mexico
Eastdale	Albuquerque, NM	Albertsons +, Family Dollar	100.00%		119,111	0	0	119,111	7.41
North Towne Plaza	Albuquerque, NM	Whole Foods Market +, Borders	100.00%		107,666	0	0	107,666	16.98
Pavillions at San Mateo	Albuquerque, NM	Old Navy, Shoe Department, Skechers, Pima Medical Institute, Ultimate Electronics, Dollar Tree	100.00%		196,044	0	0	196,044	16.45
Wyoming Mall	Albuquerque, NM	Wal-Mart Supercenter + (O.B.O.), Dollar Tree	100.00%		51,713	0	216,134	267,847	15.71
New Mexico Total:	# of Properties: 4				474,534	0	216,134	690,668

North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,674	0	207,602	328,276	17.03
Johnston Road Plaza	Charlotte-Gastonia et al, NC-SC	Food Lion +	100.00%		79,508	0	0	79,508	15.19
Steele Creek Crossing	Charlotte-Gastonia et al, NC-SC	BI-LO +, Rite Aid	100.00%		77,301	0	0	77,301	16.68
Whitehall Commons	Charlotte-Gastonia et al, NC-SC	Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.00%		41,941	0	402,620	444,561	24.38
Chatham Crossing	Durham, NC	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155	13.28
Cole Park Plaza	Durham, NC	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258	9.41
Bull City Market	Durham, NC	Whole Foods Market +	100.00%		42,517	0	0	42,517	11.54
Hope Valley Commons	Durham, NC	Harris Teeter +	100.00%		81,371	0	0	81,371	21.34
Mineral Springs Village	Durham, NC	Rite Aid, Carlie C's IGA +	100.00%		59,859	0	0	59,859	9.56
Ravenstone Commons	Durham, NC	Food Lion +, Blockbuster	100.00%		60,424	0	0	60,424	14.67
Capital Square	Raleigh-Cary, NC	Food Lion +	100.00%		143,063	0	0	143,063	7.59
Harrison Pointe	Raleigh-Cary, NC	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934	16.81
High House Crossing	Raleigh-Cary, NC	Harris Teeter +	100.00%		89,997	0	0	89,997	14.42
Northwoods Market	Raleigh-Cary, NC	Food Lion +	100.00%		77,802	0	0	77,802	12.28
Parkway Pointe	Raleigh-Cary, NC	Food Lion +, Rite Aid	100.00%		80,061	0	0	80,061	10.80
Avent Ferry	Raleigh-Cary, NC	Food Lion +, Family Dollar	100.00%		111,622	0	0	111,622	16.45
Falls Pointe	Raleigh-Cary, NC	Harris Teeter +, Kohl’s (O.B.O.)	100.00%		106,981	0	86,350	193,331	17.76
Leesville Town Centre	Raleigh-Cary, NC	Harris Teeter +, Rite Aid	100.00%		114,396	0	0	114,396	21.22

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Little Brier Creek	Raleigh-Cary, NC	Lowe's Food + (O.B.O.)	100.00%		17,119	0	45,802	62,921	23.96
Six Forks Station	Raleigh-Cary, NC	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%		466,585	0	0	466,585	10.84
Stonehenge Market	Raleigh-Cary, NC	Harris Teeter +, SteinMart	100.00%		188,521	0	0	188,521	12.43
Heritage Station	Raleigh-Cary, NC	Harris Teeter +	30.00%	(1)	20,592	48,049	0	68,641	19.12
Pinecrest Plaza	Southern Pines-Pinehurst, NC	Food Lion +, Michaels, Belk’s, Burke's Outlet Stores Inc.	100.00%		252,038	0	0	252,038	12.52
North Carolina Total:	# of Properties: 23				2,407,909	181,859	742,374	3,332,142

Oklahoma
Market Boulevard	Oklahoma City, OK	Rent 1st	100.00%		35,765	0	0	35,765	11.79
Town and Country	Oklahoma City, OK	Office Depot, Big Lots, Westlake Hardware, Aaron Rents	100.00%		128,231	0	0	128,231	6.74
Oklahoma Total:	# of Properties: 2				163,996	0	0	163,996

Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA	T.J. Maxx, Winco Foods + (O.B.O.)	20.00%	(1)(3)	14,828	59,311	62,600	136,739	17.21
Oak Grove Market Center	Portland-Vancouver et al, OR-WA	Safeway +	100.00%		97,177	0	0	97,177	12.13
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	0	39,520	24.40
Oregon Total:	# of Properties: 3				119,909	90,927	62,600	273,436

South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120	14.96
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		192,624	0	0	192,624	11.09
Commons at Dexter Lake	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls	30.00%	(1)	50,087	116,871	0	166,958	9.51
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls	30.00%	(1)(4)	18,461	43,077	0	61,538	N/A
Highland Square	Memphis, TN-MS-AR	Walgreens	100.00%	(4)	14,490	0	0	14,490	N/A
Mendenhall Commons	Memphis, TN-MS-AR	Kroger +	30.00%	(1)	25,154	58,693	0	83,847	11.97
Summer Center	Memphis, TN-MS-AR	Kroger +, Ross Dress for Less	100.00%		137,335	0	0	137,335	9.94
Tennessee Total:	# of Properties: 5				438,151	218,641	0	656,792

Texas
Bell Plaza	Amarillo, TX	United Supermarket +, Dollar Tree	15.00%	(1)	19,595	111,036	0	130,631	11.90
Coronado	Amarillo, TX	Blockbuster	100.00%		48,165	0	0	48,165	9.56
Calder	Beaumont-Port Arthur, TX	Harmony Science Academy	100.00%	(4)	34,641	0	0	34,641	N/A
North Park Plaza	Beaumont-Port Arthur, TX	Target (O.B.O.), Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	141,329	281,401	13.63
Phelan	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	100.00%		12,000	0	0	12,000	16.72
Phelan West	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221	12.33
Gillham Circle	Beaumont-Port Arthur, TX	Family Dollar	100.00%		33,134	0	0	33,134	5.75
Crossroads	Beaumont-Port Arthur, TX	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692	4.61
Lone Star Pavilions	College Station-Bryan, TX	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907	10.86
Moore Plaza	Corpus Christi, TX	Office Depot, Marshalls, H. E. B. +, (O.B.O.), Target (O.B.O.), Old Navy, Hobby Lobby, Steinmart	100.00%		371,907	0	161,909	533,816	13.26
Gateway Station	Dallas-Fort Worth-Arlington, TX	Conn's	70.00%	(1)	47,950	20,550	0	68,500	9.46
Horne Street Market	Dallas-Fort Worth-Arlington, TX	24 Hour Fitness	100.00%	(4)	42,267	0	0	42,267	N/A
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	Sports Authority, PetsMart, Office Depot, T.J. Maxx, Home Depot (O.B.O.), Goody Goody Wines, Anna’s Linens, Sprouts Farmers Market +, Buy Buy Baby	100.00%		356,322	0	110,000	466,322	12.94
Independence Plaza	Dallas-Fort Worth-Arlington, TX	Babies “R” Us, Family Dollar, Harbor Freight	100.00%		170,363	0	0	170,363	11.96
Custer Park	Dallas-Fort Worth-Arlington, TX	Kroger + (O.B.O.)	100.00%		114,489	0	65,084	179,573	14.65
Pitman Corners	Dallas-Fort Worth-Arlington, TX	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283	9.05

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders, PETCO	20.00%	(1)(3)	72,667	290,670	0	363,337	15.86
Rockwall	Dallas-Fort Worth-Arlington, TX	Office Max, Petco, Ross Dress for Less, Old Navy, Michael's, Toys R Us Express	100.00%		209,051	0	0	209,051	13.09
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX	Tom Thumb + (O.B.O.), Walgreens (O.B.O.)	100.00%		40,513	0	81,176	121,689	20.77
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX	Albertsons + (O.B.O)	100.00%		26,088	0	61,747	87,835	20.93
Montgomery Plaza	Houston-Baytown-Sugar Land, TX	Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		300,772	0	0	300,772	8.78
Broadway	Houston-Baytown-Sugar Land, TX	Big Lots, Family Dollar	15.00%	(1)	11,191	63,413	0	74,604	6.41
Food King Place	Houston-Baytown-Sugar Land, TX	Vacant	100.00%	(4)	28,062	0	0	28,062	N/A
Galveston Place	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	0	210,187	10.28
10/Federal	Houston-Baytown-Sugar Land, TX	Citi Trends, Palais Royal, Sellers Bros. +	15.00%	(1)	19,871	112,601	0	132,472	7.23
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	PetSmart	100.00%		56,110	0	0	56,110	21.17
Bayshore Plaza	Houston-Baytown-Sugar Land, TX	Fitness Connections (O.B.O.)	100.00%		36,039	0	86,000	122,039	13.56
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	Randall’s +	30.00%	(1)	10,524	24,557	0	35,081	25.50
Braeswood Square	Houston-Baytown-Sugar Land, TX	Belden’s +, Walgreens	100.00%		103,336	0	0	103,336	12.05
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	Marshalls, Barnes & Noble, Old Navy, Grand Lux Café, Nordstrom Rack	100.00%		184,601	0	0	184,601	27.79
Champions Village	Houston-Baytown-Sugar Land, TX	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.00%	(1)	115,374	269,207	0	384,581	13.00
Cullen Center	Houston-Baytown-Sugar Land, TX	Beauty Supply	100.00%		7,316	0	0	7,316	18.76
Cullen Plaza	Houston-Baytown-Sugar Land, TX	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	12,678	71,839	0	84,517	9.37
Cypress Pointe	Houston-Baytown-Sugar Land, TX	Kroger +, Office Depot, Babies “R” Us	100.00%		190,704	0	96,660	287,364	9.76
Eastpark	Houston-Baytown-Sugar Land, TX	Jack in the Box, CVS/pharmacy (O.B.O.), US Postal Service (O.B.O.)	100.00%	(4)	1,576	0	0	1,576	N/A
Edgebrook	Houston-Baytown-Sugar Land, TX	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,769	66,691	0	78,460	9.56
Fiesta Village	Houston-Baytown-Sugar Land, TX	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249	7.60
Fondren/West Airport	Houston-Baytown-Sugar Land, TX	Save-A-Lot +	100.00%		37,117	0	0	37,117	10.59
Glenbrook Square	Houston-Baytown-Sugar Land, TX	Kroger +, Blockbuster	15.00%	(1)	11,684	66,206	0	77,890	8.96
Griggs Road	Houston-Baytown-Sugar Land, TX	Family Dollar, Citi Trends	15.00%	(1)	12,017	68,099	0	80,116	8.08
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438	16.39
Heights Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	100.00%		71,777	0	0	71,777	6.69
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	Kroger +, Conn’s, Walgreens, Michaels (O.B.O.), DSW (O.B.O.)	100.00%		176,673	0	99,000	275,673	13.52
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Dollar Tree, FAMSA, Fallas Paredes	15.00%	(1)	25,768	146,021	0	171,789	10.17
Jacinto City	Houston-Baytown-Sugar Land, TX	Sellers Bros. +	50.00%	(1)	24,569	24,569	0	49,138	6.79
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	Freebirds Burrito	100.00%		10,000	0	0	10,000	24.40
Lawndale	Houston-Baytown-Sugar Land, TX	Family Dollar, 99 Cents Only, LaMichoacana Meat Market +	15.00%	(1)	7,819	44,308	0	52,127	9.93
Little York Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Fallas Paredes	15.00%	(1)	17,082	96,796	0	113,878	7.77
Lyons Avenue	Houston-Baytown-Sugar Land, TX	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629	7.13
Market at Westchase	Houston-Baytown-Sugar Land, TX	Whole Foods Market +	100.00%		84,081	0	0	84,081	17.66
North Main Square	Houston-Baytown-Sugar Land, TX	O'Reilly Auto Parts	100.00%		18,515	0	0	18,515	8.43
North Oaks	Houston-Baytown-Sugar Land, TX	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby	15.00%	(1)	60,778	344,408	0	405,186	10.27
North Triangle	Houston-Baytown-Sugar Land, TX	CiCi’s Pizza	100.00%		16,060	0	0	16,060	19.53
Northbrook Center	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		173,288	0	0	173,288	13.23
Northwest Crossing	Houston-Baytown-Sugar Land, TX	Target (O.B.O.), Marshalls, Babies “R” Us, Best Buy	75.00%	(1)(3)	136,177	45,392	120,721	302,290	16.08
Oak Forest	Houston-Baytown-Sugar Land, TX	Kroger +, Ross Dress for Less, Dollar Tree	100.00%		152,504	0	0	152,504	11.91
Orchard Green	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	100.00%		74,983	0	0	74,983	9.66
Randall's /Cypress Station	Houston-Baytown-Sugar Land, TX	ATI Career Training Center	100.00%		138,974	0	0	138,974	12.80
Randall's /Kings Crossing	Houston-Baytown-Sugar Land, TX	Randall’s +, CVS/pharmacy	30.00%	(1)	37,919	88,478	0	126,397	15.42
Randall's /Norchester	Houston-Baytown-Sugar Land, TX	Playa Azul Seafood & Oyster Bar	100.00%		107,200	0	0	107,200	14.49
Richmond Square	Houston-Baytown-Sugar Land, TX	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870	19.74
River Oaks East	Houston-Baytown-Sugar Land, TX	Kroger +	100.00%		71,265	0	0	71,265	23.20
River Oaks West	Houston-Baytown-Sugar Land, TX	Barnes & Noble, Talbots, JoS. A. Bank, Ann Taylor, Gap	100.00%		248,820	0	0	248,820	23.20
Sheldon Forest North	Houston-Baytown-Sugar Land, TX	Family Dollar	100.00%		22,040	0	0	22,040	8.35

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Sheldon Forest South	Houston-Baytown-Sugar Land, TX	Gerland’s +, Burke’s Outlet	50.00%	(1)	37,670	37,670	0	75,340	8.35
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	Fiesta +, Office Depot, PetSmart, Ross Dress for Less, Big Lots	70.00%	(1)	173,060	74,169	0	247,229	12.69
Southgate	Houston-Baytown-Sugar Land, TX	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,789	106,471	0	125,260	9.45
Spring Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	15.00%	(1)	8,875	50,291	0	59,166	8.15
Stella Link	Houston-Baytown-Sugar Land, TX	Sellers Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		71,287	0	0	71,287	9.08
Studemont	Houston-Baytown-Sugar Land, TX	Fiesta +	100.00%	(4)	28,466	0	0	28,466	N/A
Ten Blalock Square	Houston-Baytown-Sugar Land, TX	99 Ranch Market +	100.00%		97,277	0	0	97,277	14.85
Village Arcade	Houston-Baytown-Sugar Land, TX	Gap, Baby Gap, Chicos	100.00%		57,203	0	0	57,203	32.83
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	Talbots	100.00%		28,371	0	0	28,371	32.83
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	Banana Republic, Express, Ann Taylor	100.00%		107,134	0	0	107,134	32.83
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	H. E. B. +, PetSmart, Babies "R" Us	57.80%	(1)(3)	283,476	207,391	0	490,867	21.79
Westchase Center	Houston-Baytown-Sugar Land, TX	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Petco, Target (O.B.O.)	100.00%		231,477	0	99,550	331,027	11.87
Westhill Village	Houston-Baytown-Sugar Land, TX	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,041	0	0	130,041	14.43
Cedar Bayou	Houston-Baytown-Sugar Land, TX	La Marque Fire Dept. (O.B.O.)	100.00%		14,873	0	30,688	45,561	3.96
League City Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	15.00%	(1)	19,048	107,942	0	126,990	11.80
Rose-Rich	Houston-Baytown-Sugar Land, TX	Family Dollar, Palais Royal	100.00%		103,385	0	0	103,385	9.19
Market at Town Center	Houston-Baytown-Sugar Land, TX	Old Navy, Home Goods, Marshalls, DSW Shoe Warehouse, Ross Dress for Less	100.00%		375,547	0	0	375,547	18.91
Island Market Place	Houston-Baytown-Sugar Land, TX	Food King +	100.00%	(4)	27,277	0	0	27,277	N/A
Palmer Plaza	Houston-Baytown-Sugar Land, TX	Dollar Tree, Big Lots (O.B.O.)	100.00%		96,526	0	99,980	196,506	9.39
Killeen Marketplace	Killeen-Temple-Fort Hood, TX	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137	12.25
North Creek Plaza	Laredo, TX	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H. E. B. + (O.B.O.), Marshalls	100.00%		239,477	0	206,463	445,940	14.10
Plantation Centre	Laredo, TX	H. E. B. +, Blockbuster	100.00%		134,853	0	0	134,853	13.31
Central Plaza	Lubbock, TX	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,677	0	0	151,677	11.97
Angelina Village	Lufkin, TX	Kmart, Conn's	100.00%		248,199	0	0	248,199	8.67
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot	50.00%	(1)(3)	143,968	143,968	212,132	500,067	10.33
Market at Nolana	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.)	50.00%	(1)(3)	20,342	20,342	203,818	244,501	23.35
Northcross	McAllen-Edinburg-Pharr, TX	Barnes & Noble	50.00%	(1)(3)	37,758	37,758	0	75,517	15.96
Old Navy Building	McAllen-Edinburg-Pharr, TX	Old Navy	50.00%	(1)(3)(4)	7,500	7,500	0	15,000	N/A
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702	11.43
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.), Kohl's, Dollar Tree	50.00%	(1)(3)	56,456	56,456	188,262	301,174	20.55
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	Target (O.B.O.), H. E. B. +, T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.00%	(1)(3)	176,520	176,520	131,909	484,949	13.89
Starr Plaza	Rio Grande City, TX	H. E. B. +, Beall’s, Dollar General	50.00%	(1)(3)	88,346	88,346	0	176,693	11.46
Fiesta Trails	San Antonio, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens	100.00%		312,370	0	176,000	488,370	14.38
Oak Park Village	San Antonio, TX	H. E. B. +	30.00%	(1)	19,286	45,001	0	64,287	9.24
Parliament Square	San Antonio, TX	Bernina New Home Sewing Center, Anytime Fitness, Family Dollar	100.00%		64,950	0	0	64,950	9.81
Parliament Square II	San Antonio, TX	Incredible Pizza	100.00%		54,541	0	0	54,541	N/A
Thousand Oaks	San Antonio, TX	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882	10.59
Valley View	San Antonio, TX	Marshalls, Blockbuster, Dollar Tree	100.00%		91,544	0	0	91,544	10.59
Broadway	Tyler, TX	SteinMart	100.00%		60,400	0	0	60,400	7.16
Texas Total:	# of Properties: 99				9,210,617	3,545,401	2,625,499	15,381,517

Utah
Alpine Valley Center	Provo-Orem, UT	Super Target + (O.B.O.), Old Navy, Justice, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654	16.17
Taylorsville Town Center	Salt Lake City, UT	Fresh Market + (O.B.O.), Rite Aid	100.00%		94,157	0	40,057	134,214	15.36
West Jordan Town Center	Salt Lake City, UT	Office Depot, Target (O.B.O.), Petco	100.00%		182,099	0	122,800	304,899	12.44

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA	Dollar Tree	20.00%	(1)(3)	18,055	72,218	0	90,273	15.93
Meridian Town Center	Seattle-Tacoma-Bellevue, WA	Jo-Ann Fabric & Craft Store, Safeway + (O.B.O.)	20.00%	(1)(3)	15,533	62,133	65,346	143,012	18.86
South Hill Center	Seattle-Tacoma-Bellevue, WA	Best Buy, Bed Bath & Beyond, Ross Dress for Less	20.00%	(1)(3)	26,802	107,208	0	134,010	16.09
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA	Safeway +, Ross Dress for Less	20.00%	(1)(3)	21,485	85,938	0	107,423	18.35
Washington Total:	# of Properties: 4				81,875	327,497	65,346	474,718

Industrial
Operating Properties

California
Siempre Viva Business Park	San Diego-Carlsbad et al, CA	Hitachi Transport, Eaton Electrical Inc., Bose Corporation	20.00%	(1)(3)	145,353	581,413	0	726,766
California Total:	# of Properties: 1				145,353	581,413	0	726,766

Florida
Lakeland Industrial Center	Lakeland, FL	Rooms to Go, Publix, Star Distribution, Chep USA	100.00%		600,000	0	0	600,000
Lakeland Interstate Industrial Park I	Lakeland, FL	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc.,	100.00%		168,400	0	0	168,400
1801 Massaro	Tampa-St. Petersburg et al, FL	MiTek Industries, Inc.,	100.00%		159,000	0	0	159,000
Hopewell Industrial Center	Tampa-St. Petersburg et al, FL	Parts Depot, Inc., South Dade Automotive	100.00%		224,483	0	0	224,483
Tampa East Industrial Portfolio	Tampa-St. Petersburg et al, FL	General Electric, Florida Air Conditioning Distrib, HD Supply Plumbing, Interline Brands, GE Polymershapes, Creative Recycling Systems	100.00%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia
Atlanta Industrial Park	Atlanta-Sandy Springs et al, GA	Georgia Aquarium, Inc., Cardinal Logistics Mgmt Co.	100.00%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta-Sandy Springs et al, GA	Target Container Co., Sanderson Industries, Inc., GSC Packaging	100.00%		382,120	0	0	382,120
Atlanta Industrial Parkway	Atlanta-Sandy Springs et al, GA	Vacant	100.00%		50,000	0	0	50,000
Riverview Distribution Center	Atlanta-Sandy Springs et al, GA	Chep USA	100.00%		265,200	0	0	265,200
Sears Logistics	Atlanta-Sandy Springs et al, GA	Sears Logistics Services	20.00%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Atlanta-Sandy Springs et al, GA	American Tire Distributors	100.00%		234,525	0	0	234,525
Southside Industrial Parkway	Atlanta-Sandy Springs et al, GA	Mission Produce	100.00%		72,000	0	0	72,000
Westlake 125	Atlanta-Sandy Springs et al, GA	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin	100.00%		154,464	0	0	154,464
Kennesaw 75	Atlanta-Sandy Springs et al, GA	Trane, Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	0	178,467
6485 Crescent Drive	Atlanta-Sandy Springs et al, GA	Zurn, Pax Industries	20.00%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 8				1,609,579	610,411	0	2,219,990

Tennessee
Crowfarn Drive Warehouse	Memphis, TN-MS-AR	CMI Freight Transportation, Sergeant's Pet Care Products	20.00%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Memphis, TN-MS-AR	Vistar Corporation, Kuehne & Nagel, TricorBraun	20.00%	(1)(3)	82,088	328,350	0	410,438
Southpoint I & II	Memphis, TN-MS-AR	AF Services, Sunnywood Products, Inc., Wynit	100.00%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,798	455,429	0	1,140,227

Texas
Braker 2 Business Center	Austin-Round Rock, TX	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	0	27,359
Corporate Center Park I and II	Austin-Round Rock, TX	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.00%		120,613	0	0	120,613
Oak Hills Industrial Park	Austin-Round Rock, TX	Terracon, Inc., Illumitex	100.00%		89,858	0	0	89,858
Rutland 10 Business Center	Austin-Round Rock, TX	Media Event Concepts, Inc., Stellar Micro Devices	100.00%		54,000	0	0	54,000
Southpark A,B,C	Austin-Round Rock, TX	Texas EZ Pawn	100.00%		78,276	0	0	78,276
Southpoint Service Center	Austin-Round Rock, TX	Green Building Energy Services	100.00%		57,697	0	0	57,697

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Midpoint I-20 Distribution Center	Dallas-Fort Worth-Arlington, TX	Tred-It Tire & Wheel, Amercian Medical Response	100.00%		253,165	0	0	253,165
Randol Mill Place	Dallas-Fort Worth-Arlington, TX	Protech Electronics, Inc., Premier Products	100.00%		54,639	0	0	54,639
1625 Diplomat Drive	Dallas-Fort Worth-Arlington, TX	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Dallas-Fort Worth-Arlington, TX	Luxury of Leather, Jet Pay, LLC	100.00%		141,246	0	0	141,246
Manana Office Center	Dallas-Fort Worth-Arlington, TX	Dave & Busters, All-Tex Supply	100.00%		223,128	0	0	223,128
Newkirk Service Center	Dallas-Fort Worth-Arlington, TX	Restaurant Technologies, Corporate Meeting Services	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	Dallas-Fort Worth-Arlington, TX	ASCOA - Ambulatory Surgical Center	100.00%		78,700	0	0	78,700
Redbird Distribution Center	Dallas-Fort Worth-Arlington, TX	Texwood Industries, L.P.	100.00%		110,839	0	0	110,839
Regal Distribution Center	Dallas-Fort Worth-Arlington, TX	General Insulation Company, Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Aero-Med, Ltd.	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Dallas-Fort Worth-Arlington, TX	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	Dallas-Fort Worth-Arlington, TX	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
Freeport Commerce Center	Dallas-Fort Worth-Arlington, TX	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc.	100.00%		50,590	0	0	50,590
Central Plano Business Park	Dallas-Fort Worth-Arlington, TX	CK Management, Inc., Underwriters Laboratories, Motion Dynamics	100.00%		137,785	0	0	137,785
Jupiter Business Park	Dallas-Fort Worth-Arlington, TX	Ericsson Radio Systems	100.00%		189,532	0	0	189,532
Jupiter Service Center	Dallas-Fort Worth-Arlington, TX	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	0	78,480
Sherman Plaza Business Park	Dallas-Fort Worth-Arlington, TX	Weingarten Realty Regional Office, Quadravox, Inc.	100.00%		101,140	0	0	101,140
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Iron Mountain	20.00%	(1)(3)	48,728	194,914	0	243,642
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Prefco Corp.	100.00%		104,975	0	0	104,975
610/288 Business Park	Houston-Baytown-Sugar Land, TX	Palmer Logistics, Dupuy Storage	20.00%	(1)(3)	59,060	236,240	0	295,300
Beltway 8 Business Park	Houston-Baytown-Sugar Land, TX	Premier Home Technology	100.00%		157,498	0	0	157,498
Blankenship Building	Houston-Baytown-Sugar Land, TX	Star Displays	100.00%		59,718	0	0	59,718
Brookhollow Business Center	Houston-Baytown-Sugar Land, TX	YMCA of Greater Houston, Surgeon's Management, Houston Digital Instruments	100.00%		133,970	0	0	133,970
Claywood Industrial Park	Houston-Baytown-Sugar Land, TX	Pioneer Distribution Center, Packaging Corporation of America	100.00%		101,125	0	200,850	301,975
Crestview	Houston-Baytown-Sugar Land, TX	Creative Connection	100.00%		8,970	0	0	8,970
Crosspoint Warehouse	Houston-Baytown-Sugar Land, TX	Foam Enterprises, LLC	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	Houston-Baytown-Sugar Land, TX	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services, Veritas Geophysical Corporation	20.00%	(1)(3)	43,898	175,591	0	219,489
Lathrop Warehouse	Houston-Baytown-Sugar Land, TX	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Houston-Baytown-Sugar Land, TX	Genesis Worldwide Logistics, Synergy Cables USA	20.00%	(1)(3)	47,603	190,411	0	238,014
Northway Park II	Houston-Baytown-Sugar Land, TX	Jet Lube, Inc., South Texas Bolt & Fitting, Custom Polymers	20.00%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Houston-Baytown-Sugar Land, TX	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Houston-Baytown-Sugar Land, TX	Global Stainless Supply, Inc.	50.00%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Distribution International SW, AJ Logistics, YRC Logistics Services	100.00%		402,680	0	0	402,680
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Val-Fit Inc., Georgia Gulf Chemicals & Vinyl	20.00%	(1)(3)	99,531	398,125	0	497,656
Southport Business Park 5	Houston-Baytown-Sugar Land, TX	Surface Preparation - Texas, LLC, Birch Plastics, Soltex Inc.	100.00%		160,011	0	0	160,011
Stonecrest Business Center	Houston-Baytown-Sugar Land, TX	Alpha Omega Caseworks	100.00%		110,861	0	0	110,861
Town & Country Commerce Center	Houston-Baytown-Sugar Land, TX	Arizona Tile, Seitel	100.00%		206,056	0	0	206,056
West 10 Business Center II	Houston-Baytown-Sugar Land, TX	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	Houston-Baytown-Sugar Land, TX	Inter-Tel Technologies	100.00%		34,256	0	0	34,256
West-10 Business Center	Houston-Baytown-Sugar Land, TX	Network-Interstate Co.	100.00%		99,883	0	0	99,883
Westgate Service Center	Houston-Baytown-Sugar Land, TX	Welltec, Inc., 3M Company, CAS Holdings, Inc.	100.00%		123,399	0	0	123,399
Freeport Business Center	Houston-Baytown-Sugar Land, TX	Yokagawa, Life-Tech, Gurwitch Industries, PSI Group	100.00%		251,645	0	0	251,645
Crosswinds Distribution Center	San Antonio, TX	American Tile Supply	100.00%		142,276	0	0	142,276
Interwest Business Park	San Antonio, TX	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,244	0	0	219,244
Isom Business Park	San Antonio, TX	Gate Gourmet, Wells Fargo Bank, Colour Solutions	100.00%		175,200	0	0	175,200
O'Connor Road Business Park	San Antonio, TX	Ingersoll Rand, TD Industries	100.00%		150,091	0	0	150,091

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Texas Total:	# of Properties: 51				6,558,469	1,985,004	200,850	8,744,323

Virginia
Enterchange at Northlake A	Richmond, VA	FedEx, Owens & Minor	100.00%		215,191	0	0	215,191
Enterchange at Northlake C	Richmond, VA	International Paper, Techturn, The Kane Company, Wholesale Millwork	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	Richmond, VA	United States Army	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	Richmond, VA	Mazda Motors of America, Inc., Xymid LLC	20.00%	(1)(3)	121,336	485,343	0	606,679
Enterchange at Walthall C	Richmond, VA	PSS World Medical, Hill Phoenix, Sunrise Construction	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	Richmond, VA	Saddle Creek, Recall Total Info Manager, Jim's Formal Wear	100.00%		287,318	0	0	287,318
Interport Business Center A	Richmond, VA	Anderson News, LLC, Three Way, Wyeth-Ayerst Pharmaceuticals	20.00%	(1)(3)	88,204	352,814	0	441,018
Interport Business Center B	Richmond, VA	Mid South Building Supply, Inc., EGL Eagle Global Logistics, LP, Commonwealth of Virginia Department of Taxation	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	Richmond, VA	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.00%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				902,995	1,601,942	0	2,504,937

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ	Endurance Rehab, Weingarten Realty Regional Office	100.00%		21,122	0	0	21,122
Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Houston-Baytown-Sugar Land, TX	State of Texas, Weingarten Realty Regional Office	100.00%		139,325	0	0	139,325
Citadel Plaza	Houston-Baytown-Sugar Land, TX	Weingarten Realty Investors Corporate Office	100.00%		121,000	0	0	121,000
Texas Total:	# of Properties: 2				260,325	0	0	260,325

Total Operating Properties	# of Properties: 383				43,893,148	14,708,376	10,679,835	69,274,286

New Development

Colorado
River Point at Sheridan	Denver-Aurora, CO		50.00%	(1)(2)	51,448	51,448	331,174	434,070
The Gardens on Havana	Denver-Aurora, CO		39.80%	(1)(2)(3)	319,096	482,855	143,697	945,648
Colorado Total:	# of Properties: 2				370,544	534,303	474,871	1,379,718

Florida
Clermont Landing	Orlando, FL		55.00%	(1)(2)(3)	75,323	61,628	104,175	241,126
Florida Total:	# of Properties: 1				75,323	61,628	104,175	241,126

North Carolina
Surf City Crossing	Wilmington, NC		100.00%	(2)	53,776	0	0	53,776
Waterford Village	Wilmington, NC		100.00%	(2)	79,139	0	0	79,139
North Carolina Total:	# of Properties: 2				132,915	0	0	132,915

Tennessee
Ridgeway Trace	Memphis, TN-MS-AR		100.00%	(2)	113,771	0	137,740	251,511
Tennessee Total:	# of Properties: 1				113,771	0	137,740	251,511

Texas

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

North Towne Plaza	Brownsville-Harlingen, TX		100.00%	(2)	11,200	0	117,000	128,200
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.00%	(2)	15,341	0	85,000	100,341
Westwood Center	San Antonio, TX		100.00%	(2)	29,080	0	0	29,080
Texas Total:	# of Properties: 3				55,621	0	202,000	257,621

Total New Developments	# of Properties: 9				748,174	595,931	918,786	2,262,891

Unimproved Land

Arizona
Bullhead Parkway at State Route 95, Bullhead City								312,761
Lon Adams Rd at Tangerine Farms Rd, Marana								422,532
Southern Avenue and Signal Butte Road, Mesa								90,605
Arizona Total:								825,898

California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								473,497
California Total:								612,453

Colorado
Mississippi at Havana, Aurora								669,953
Highway 85 and Highway 285, Sheridan								1,003,187
Colorado Total:								1,673,140

Florida
Young Pines and Curry Ford Rd, Orange County								132,422
State Road 100 & Belle Terre Parkway, Palm Coast								292,288
SR 207 at Rolling Hills Dr, St. Augustine								228,254
Florida Total:								652,964

Georgia
NWC South Fulton Parkway @ Hwy 92, Union City								3,554,496
Georgia Total:								3,554,496

Louisiana
Ambassador Caffery at W. Congress, Lafayette								34,848
70th St. at Mansfield Rd., Shreveport								41,818
Louisiana Total:								76,666

Nevada
SWC Highway 215 at Decatur, Las Vegas								1,103,810
Nevada Total:								1,103,810

North Carolina
U.S. Hwy 17 & U.S. Hwy 74/76, Leland								549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								510,959
U.S. 15-501 and Bruce Wood Rd, Southern Pines								1,047,182
Highway 17 and Highway 210, Surf City								2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,074,900
North Carolina Total:								7,207,001

Tennessee
Poplar Avenue and Ridgeway Road, Memphis								53,579
Tennessee Total:								53,579

Weingarten Realty Investors
Property Listing
As of December 31, 2010
					Gross Leasable Area
									Average
			WRI			Joint			Base
			Owned	Foot	WRI	Venture	Owned by		Rent
Center	CBSA	Anchors	%	Notes	Owned	Share	Other	Total	(ABR)

Texas
U.S. 77 and 83 at SHFM 802, Brownsville								954,835
Rock Prairie Rd. at Hwy. 6, College Station								394,218
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								40,946
Citadel Plaza at 610 North Loop, Houston								137,214
East Orem, Houston								121,968
Kirkwood at Dashwood Drive, Houston								321,908
Mesa Road at Tidwell, Houston								35,719
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,172
West Loop North at Interstate 10, Houston								145,055
Nolana Ave and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,065
Culebra Road and Westwood Loop, San Antonio								403,366
FM 1957 (Potranco Road) and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								369,389
US Hwy 281 at Wilderness Oaks, San Antonio								1,269,774
Highway 3 at Highway 1765, Texas City								200,812
FM 2920 and Highway 249, Tomball								1,467,972
Texas Total:								17,003,646

Utah
South 300 West & West Paxton Avenue, Salt Lake City								324,958
Utah Total:								324,958

Total Unimproved Land								33,088,611

Other Topics of Interest

Weingarten Realty Investors
Supplemental Leasing Information at Pro rata Share
(in thousands)

			% of
	# of Units	Rental Revenue	Rental Revenue	Square Feet
Blockbuster Summary
As of 6/30/10	42	4,538	0.79%	194

Franchise units	-6	-443	-0.08%	-23

Terminated	-7	-725	-0.13%	-35

Net remaining units	29	3,370	0.59%	136

Borders Summary (includes 1 Walden Books)
As of 12/31/10	6	2,519	0.45%	125

Lease Expiration 1/31/11	-1	-957	-0.17%	-40

Announced Store Closing	-1	-136	-0.02%	-8

Net remaining units	4	1,426	0.25%	77

Percentage of 2011 Retail Renewals Completed

				% of 2011
				Renewals
	Renewed SF	Expiring SF (1)	Total	Completed

1Q 2011	1,118	114	1,232	91%
2Q 2011	411	223	634	65%
3Q 2011	208	175	383	54%
4Q 2011	61	239	300	20%

Total 2011	1,798	751	2,549	71%

(1) Excludes tenants with options that are exercisable in 2011

Ground Lease Summary

	Number	WRI	WRI	WRI
	of	Share	Share	Share ABR
Use Description	Leases	GLA	ABR	PSF ($)

Home Improvement	3	327,269	$1,714,878	$5.24
Discount Department Store	16	1,160,091	4,978,330	4.29
Full-Service Restaurant	56	232,830	4,185,631	17.98
Fast Food	75	178,892	4,094,328	22.89
Bank	34	90,232	2,366,753	26.23
Supermarket	25	976,081	5,687,752	5.83
Pharmacy	6	105,176	837,874	7.97
Theater	2	75,789	480,440	6.34
Gas Station	10	18,843	691,565	36.70
Other Hardline Retailers	3	80,221	426,028	5.31
Other	20	150,853	1,356,998	9.00

Total	250	3,396,277	$26,820,577	$7.90

Weingarten Realty Investors
2011 Business Plan Assumptions

Finance

•	FFO per Share Guidance:
•	Recurring FFO Per Share: $1.72 - $1.82
•	Expected loss on Sheridan Bond Reissuance (as previously disclosed) $.13 - $.15
•	No anticipated common or preferred share offerings.

Investment Activity

•	Acquisitions: $125 million to $175 million which is expected to be back-loaded in the third and fourth quarters.
•	Dispositions: $75 million to $ 125 million which is expected to be back-loaded in the third and fourth quarters.
•	New Development Investment: $34 million which is spread ratably over the year.
•	Merchant Development: No merchant development gains anticipated for the year.

Operations

•	Same Property Net Operating Income: Flat to +1%
•	Occupancy: Average retail occupancy anticipated to be 93%. Total occupancy 92%.
•	Retail Rental Growth: -4% to flat
•	New Development NOI: Anticipate $3.0 million - $4.0 million of incremental net operating income to come online in 2011.